                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                              (Amendment No.    )

    FILED BY THE REGISTRANT /X/
    FILED BY A PARTY OTHER THAN THE REGISTRANT / /

    CHECK THE APPROPRIATE BOX:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                       WILLCOX & GIBBS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

    NOTICE IS HEREBY GIVEN that the 128th Annual Meeting of Stockholders of Willcox & Gibbs, Inc. (the "Company") will be held at The University Club, One West 54th Street, New York, New York, at 11:00 A.M. (New York City time) on Friday, May 12, 1995, for the following purposes:

    - to elect three members of the Board of Directors of the Company;

    - to amend the Certificate of Incorporation to change the name of the Company to Rexel, Inc.;

    - to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 35,000,000 to 45,000,000;

    - to amend and restate the Certificate of Incorporation to reflect the foregoing amendments, if approved by the stockholders, and otherwise to eliminate or revise certain outdated provisions;

    - to amend the 1988 Stock Incentive Plan to increase the number of shares authorized for issuance from 1,266,667 to 2,266,667; to limit the number of stock options which may be granted to any employee in each calendar year; and to make certain technical amendments regarding the manner of determining the number of shares available under the plan; and

    - to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    The Board of Directors has fixed the close of business on Friday, March 31, 1995, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

    If you will be unable to attend the meeting, you are respectfully requested to sign and return the accompanying proxy in the enclosed envelope.

                                          By Order of the Board of Directors,

                                          JON O. FULLERTON
                                          Secretary

April 11, 1995

                                     [LOGO]

                                PROXY STATEMENT

    This proxy statement is furnished to the stockholders of Willcox & Gibbs, Inc. (hereinafter referred to as "W&G" or the "Company") in connection with the solicitation of proxies for the Annual Meeting of Stockholders to be held on May 12, 1995. The address of the Company's principal executive office and the Company's mailing address is 150 Alhambra Circle, Suite 900, Coral Gables, FL 33134, and the telephone number of its principal executive office is (305)
446-8000. This proxy statement and the enclosed proxy are being sent to stockholders commencing on or about April 11, 1995.

    The enclosed proxy is solicited by the Board of Directors of the Company. Execution of the proxy will not affect a stockholder's right to attend the Annual Meeting and to vote in person or to revoke the proxy. A proxy may be revoked at any time before it is exercised by written notice of revocation delivered to the Secretary of the Company.

    The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telecopy. In addition, the Company has retained Chemical Bank to assist in the solicitation of proxies, and anticipates that the fees it will incur for this service, excluding out-of-pocket expenses, will not exceed $5,000.

                         VOTING SECURITIES OUTSTANDING

    The only outstanding class of voting securities of the Company is its Common Stock, of which there were 24,114,138 shares outstanding at February 6, 1995. Each share is entitled to one vote.

    Only holders of Common Stock of record at the close of business on March 31, 1995 (the "Record Date"), will be entitled to vote at the Annual Meeting of Stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
    The following persons were known by the Company to be the beneficial owners of more than five percent of the outstanding Common Stock as of February 6, 1995 (based on the most recently available Schedule 13G and 13D SEC filings):

                                                                        PERCENT
                  NAME AND ADDRESS                                        OF
                OF BENEFICIAL OWNER                    SHARES OWNED     CLASS
- ----------------------------------------------------  ---------------   ------
Rexel, S.A. ("Rexel")                                 5,917,487(1)(2)    24.5%
 26, rue de Londres,75009
 Paris, France
International Technical                               4,636,994(1)       19.2%
 Distributors, Inc. ("ITD")
 301 46th Court
 Meridian, Mississippi 39305
Spears, Benzak, Salomon & Farrell, Inc.               1,900,351(3)        7.9%
 45 Rockefeller Plaza
 New York, NY 10111
Fleet Financial Group, Inc.                           1,473,941(4)        6.1%
 50 Kennedy Plaza
 Providence, Rhode Island 02903
Pioneering Management Corporation                     1,314,000(5)        5.4%
 60 State Street
 Boston, MA 02109-1820

- ------------------------
(1) Reported in an amended Schedule 13D, dated November 30, 1994, that Pinault -- Printemps -- Redoute S.A. ("Pinault"), by virtue of its control of Rexel and, through Rexel, ITD, may be deemed to be the indirect beneficial owner of the shares of Common Stock held by Rexel and ITD, and may be deemed to share power to vote or dispose of such shares with such companies. Further reported that as a result of the relationship among Pinault, Rexel and ITD, Rexel and ITD may be deemed to share power to vote or dispose of the shares of Common Stock held directly by each of them with Pinault. Previously reported, in Schedule 13D, dated November 25, 1992, that Rexel and Pinault may be deemed to share the power to direct the vote or disposition of the shares of Common Stock held directly by ITD with Robert Merson, a director and minority shareholder of ITD and an officer of the Company, and that pursuant to a shareholders' agreement among Mr. Merson, Rexel and ITD, ITD may not sell, pledge, assign or otherwise dispose of any shares of the Common Stock without Mr. Merson's approval (except as may otherwise be provided).

(2) Rexel and Pinault each filed three late reports on Form 4, reporting a total of 13 transactions.

(3) Reported beneficial ownership of 1,900,351 shares, with no power to vote and shared power to dispose of such shares. Reported that the shared power to dispose of such shares is subject to revocation at any time by the various customers on whose behalf the shares were purchased.

(4) Reported sole power to vote 33,700 shares and sole power to dispose of 1,440,241 shares.

(5)  Reported sole  voting  power and  shared  dispositive power  for  1,314,000 shares.

SECURITY OWNERSHIP OF MANAGEMENT

    As of February 6, 1995, shares of Common Stock were beneficially owned by directors and nominees for directors, by the executive officers required to be listed in the Summary Compensation Table below (see "Executive Compensation"), and by all directors and executive officers as a group, as follows:

                                                                                PERCENT OF
NAME                                                          SHARES OWNED(1)    CLASS(2)
- ------------------------------------------------------------  ---------------   ----------
Jules Altshuler                                                   5,000             *
Wayne Campbell                                                   67,183(3)          *
Frederic de Castro                                                2,000             *
John B. Fraser                                                    5,000             *
R. Gary Gentles                                                   2,000             *
Steven M. Hitt                                                    3,194             *
Austin List                                                       4,369             *
Eric Lomas                                                        3,000             *
Robert M. Merson                                                 78,100(4)          *
Gerald E. Morris                                                  3,000             *
Nicolas Sokolow                                                   2,000             *
Alain C. Viry                                                   102,000(5)          *
Serge Weinberg                                                    3,000             *
John K. Ziegler                                                 141,761(6)          *
All Directors and Executive Officers
 as a Group                                                     477,649(7)           2.0

- ------------------------
*    Less than 1%.
(1) The persons included in the table had sole voting and investment power with respect to shares reported as beneficially owned, except as otherwise indicated in this and the following notes. With respect to each of Messrs. de Castro, Fraser, Gentles, List, Lomas, Morris, Sokolow and Weinberg, includes options to purchase 2,000 shares of Common Stock which are exercisable within 60 days of February 6, 1995. With respect to Messrs. Altshuler, Campbell, Merson, Viry and Ziegler, includes options to purchase, respectively, 4,000, 28,000, 28,000, 102,000 and 24,000 shares of
     Common Stock which are exercisable within 60 days of February 6, 1995. With respect to Messrs. Campbell, Hitt and Ziegler, includes, respectively, 19,183, 194 and 37,585 shares of Common Stock held under the Company's Employee Stock Ownership Plan as of September 30, 1994, the most recent date for which such information is available. Voting power with respect to such shares is shared with the Trustee under such plan.
(2) Percentages are calculated by dividing (x) the number of shares in the "Shares Owned" column by (y) the sum of the number of shares of Common Stock outstanding as of February 6, 1995 and the number of shares which a particular owner (or group of owners) has a right to acquire within 60 days of such date.
(3) Mr. Campbell resigned as an officer of the Company effective February 10, 1995.

(4) Does not include 4,636,994 shares of Common Stock owned by ITD, of which Mr. Merson is a vice president and director and in which he owns a 12.96% interest. Mr. Merson disclaims beneficial ownership of such shares.
(5)  Mr. Viry filed one late report on Form 5 reporting one transaction.
(6) Includes 13,510 shares held by Mr. Ziegler as trustee for the benefit of his wife, as to which Mr. Ziegler has sole voting and investment power. Mr.
     Ziegler resigned as an officer and director of the Company on March 18, 1994.
(7) Includes options to purchase 236,000 shares of Common Stock which are exercisable within 60 days of February 6, 1995. Also includes 78,504 shares of Common Stock held under the Company's Employee Stock Ownership Plan as of September 30, 1994, the most recent date for which such information is available, as to which voting power is shared with the Trustee under such plan.

                             ELECTION OF DIRECTORS

    The Company's Certificate of Incorporation provides for the classification of the Board of Directors into three classes (Class I, Class II and Class III). At the time of this year's Annual Meeting of Stockholders, the Board will consist of nine directors.

    At this year's Annual Meeting, three Class III directors are to be elected to serve for three-year terms expiring at the 1998 Annual Meeting. The remaining six directors in Classes I and II were previously elected by stockholders and will continue to serve their terms of office, which will expire at the Annual Meetings to be held in 1996 and 1997, respectively.

    In connection with the acquisition by Rexel of 30% of the outstanding Common Stock from the Company in November 1992 and of additional Common Stock from the Company on March 1994 raising Rexel's ownership to 40%, Rexel was granted the right to nominate certain directors pursuant to the terms of the Investment Agreement between Rexel and the Company (the "Investment Agreement"). Messrs. de Castro, Lomas, Morris, Viry and Weinberg were previously nominated by Rexel pursuant to the Investment Agreement. The Investment Agreement expired December 31, 1994. The three nominees for election as Class III directors were nominated by the Nominating Committee of the Board of Directors.

    If any nominee becomes unavailable for any reason or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the accompanying proxy may be voted for such other person as may be determined by the holders of such proxies.

    Directors are elected by a plurality vote. Under the Company's Certificate of Incorporation and By-Laws and under New York law, abstentions and broker non-votes will not have the effect of votes in opposition to a nominee. The Board of Directors of the Company recommends that stockholders vote FOR each nominee listed below.

    The following table sets forth information with respect to each nominee for election as a director of the Company:

  NAME OF NOMINEE;            YEAR TERM
POSITIONS AND OFFICES        WOULD EXPIRE   DIRECTOR                      PRINCIPAL OCCUPATIONS DURING
    WITH COMPANY       AGE    AND CLASS      SINCE                    LAST FIVE YEARS; OTHER DIRECTORSHIPS
- ---------------------  ---   ------------   -------- ----------------------------------------------------------------------
Austin List Director   72       1998          1981   Vice Chairman and director of Strahl & Pitsch, Inc. (refiner of
                             Class III                natural waxes) (prior to 1989 to present), Chief Executive Officer and director of Golding Industries (textile printing) (October 1993 to December 1994); Senior Vice President and director of Johnston
                                                      Industries, Inc. (manufacturers of industrial textile fabrics)
                                                      (before 1988 to October 1993); director of Worldtex, Inc.; director and Chairman of the American-Turkish Council.
Alain C. Viry          46       1998          1992   President and Chief Executive Officer of the Company (March 1994 to
 Director; President         Class III                present); Executive Vice President of Rexel (electrical parts and
 and Chief Executive                                  supplies distribution) (1991 to 1994); Vice President of Finances and
 Officer                                              Communication of Rexel (1981 to 1991); director of Guillevin
                                                      International, Inc. (electrical parts and supplies distribution).
Nicolas Sokolow        45       1998          1994   Partner, Cabinet, Sokolow, Dunaud, Mercadier & Carreras (law firm)
 Director                    Class III                (1994 to present); Partner, Coudert Brothers (law firm) (1981 to
                                                      1994).

    The following table sets forth information with respect to those incumbent directors whose terms will continue after the Annual Meeting:

  NAME OF DIRECTOR;           YEAR TERM
POSITIONS AND OFFICES        EXPIRES AND    DIRECTOR             PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS;
    WITH COMPANY       AGE      CLASS        SINCE                            OTHER DIRECTORSHIPS
- ---------------------  ---   ------------   -------- ----------------------------------------------------------------------
Frederic de Castro     37       1997          1994   Chief Financial Officer, Rexel (electrical parts and supplies
 Director                     Class II                distributor) (April 1992 to present); Treasurer, Recticel
                                                      (manufacturer of polyurethane) (August 1990 to March 1992); head of staff of the chief executive officer of Societe General de Belgique
                                                      (industrial holding company) (March 1989 to August 1990); director of
                                                      Guillevin International, Inc. (electrical parts and supplies distribution).

  NAME OF DIRECTOR;           YEAR TERM
POSITIONS AND OFFICES        EXPIRES AND    DIRECTOR             PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS;
    WITH COMPANY       AGE      CLASS        SINCE                            OTHER DIRECTORSHIPS
- ---------------------  ---   ------------   -------- ----------------------------------------------------------------------
John B. Fraser         60       1997          1988   President, Geneva Financial Corp. (investment banking) (July 1994 to
 Director                     Class II                present); Managing Director, Citibank N.A. (investment banking) (June
                                                      1987 to June 1994); director of Worldtex, Inc. (covered yarn manufacturing).
R. Gary Gentles        46       1996          1993   President, Blue Circle America (cement production) (January 1995 -
 Director                     Class I                 present); Executive Vice President and President Cement Group of
                                                      Lafarge Corporation (cement production) (November 1992 to 1994);
                                                      President and General Manager of Platres Lafarge L'Isle-sur-Sorgue
                                                      (September 1990 to November 1992); President -- Northeastern Region
                                                      of Lafarge Canada, Inc. and Senior Vice President of Lafarge
                                                      Corporation (February 1989 to August 1990); director of the Portland
                                                      Cement Association.
Eric Lomas Director;   48       1997          1992   President of Hill Thompson Group Ltd. (investment banking) (1989 to
 Chairman of the              Class II                present); co-head of investment banking, Gruntal & Co. (investment
 Board                                                banking) (1985 to 1989); trustee of Blanchard Group of Funds;
                                                      director of DCI, Inc.; director of Certron Corporation; director of
                                                      Diversified Communications Inc.
Gerald E. Morris       62       1996          1994   President, Intalite International N.V. (manufacturing and marketing of
 Director                     Class I                 commercial ceilings) (1968 to present); President, Morris & Arndt
                                                      Associates, Inc. (investment banking) (1988 to present); director,
                                                      Beacon Trust Company; trustee, Blanchard Group of Funds.
Serge Weinberg         44       1996          1992   Chairman and Chief Executive Officer of Rexel (electrical parts and
 Director; Vice               Class I                 supplies distribution) (1990 to present); Member of Executive Board
 Chairman of the                                      of Pinault -- Printemps -- Redoute, S.A. (June 1993 to present);
 Board                                                Managing Director of Pallas Finance (corporate finance) (1987 to
                                                      1990); director of Guillevin International, Inc. (electrical parts and supplies distribution).

COMMITTEES AND MEETINGS

    The Company has standing Executive, Audit, Nominating and Executive Compensation Committees of the Board of Directors. The Executive Committee may exercise the powers of the Board of Directors (with certain statutory exceptions) between meetings of the Board. The Audit Committee reviews accounting matters with Company management and discusses accounting matters with the Company's independent accountants in connection with the annual audit. The Nominating Committee considers and recommends nominees for election to the Company's Board of Directors. The Executive Compensation Committee reviews compensation matters, including adoption and implementation of benefit plans, and takes action or makes recommendations with respect thereto. During the 1994 fiscal year, the Executive Committee, composed of Messrs. Gentles, Viry and Weinberg, held one meeting, the Executive Compensation Committee, composed of Messrs. Fraser, List and Lomas, held four meetings, the Nominating Committee, composed of Messrs. Gentles, Viry and Weinberg, held one meeting, the Audit Committee, composed of Messrs. Fraser, List and Morris, held four meetings, and the Company's Board of Directors held twelve meetings. Mr. Gentles attended fewer than 75 percent of the aggregate number of meetings of the Board and of the committees of which he is a member. On February 28, 1995, Mr. Lomas resigned from the Compensation Committee and was replaced by Mr. Morris.

COMPENSATION OF OUTSIDE DIRECTORS

    Non-employee directors (other than Mr. Lomas and employees of Rexel) are paid a fee of $1,333 per month and an additional $900 for each meeting attended. Mr. Lomas is paid $75,000 per year for his services as Chairman of the Board of Directors of the Company. The Company does not pay any fees to directors who are employees of Rexel (currently Messrs. Weinberg and de Castro, and prior to his election as President and Chief Executive Officer, Mr. Viry) in connection with their service as directors of the Company, but reimburses them for their reasonable out-of-pocket expenses incurred in connection with attending meetings of the Board of Directors of the Company and its committees.

    Each director of the Company has entered into an Indemnity Agreement with the Company, which provides that the Company will indemnify each such person to the fullest extent permitted by law for losses arising in connection with their service as a director or officer of the Company.

    The Company has a retirement plan for directors pursuant to which they are entitled, upon leaving the Board of Directors for any reason other than removal for cause, to a quarterly payment (paid in monthly installments) equal to the quarterly retainer paid by the Company to active directors (excluding meeting and committee fees) at the time of their retirement under the plan. Such payments will be made for a period equal to the retired director's service on the Board (excluding periods during which he also was an employee of the Company), subject to termination upon the death of the director. A retired director receiving payments under the plan is required to be available for consultation with officers of the Company upon their request. At its March 16, 1995 meeting, the Board of Directors amended the plan to limit benefits so that increases in the directors' annual retainer and additional years of service after the 1995 annual meeting will not increase the amount of a director's retirement benefits.

    Each director of the Company other than one who is an officer or employee of the Company or an entity in which the Company owns at least a 20% interest (an "Outside Director") is entitled to receive a stock option under the Company's 1988 Stock Incentive Plan (the "Plan"). Each person who was an Outside Director at the close of the 1993 Annual Meeting of Stockholders was granted, as of the date of such meeting, a non-qualified stock option to purchase 10,000 shares of Common Stock, and the Plan provides that each person who subsequently becomes an Outside Director will be granted a similar option as of the date of such person's election to the Board of Directors. The option price is equal to the fair market value of the Common Stock on the date of the option grant, and may be paid in cash or shares of Common Stock which have been owned by the optionee for at least six months (with such shares valued based on the fair market value of the Common Stock on the date of option exercise). The option price for options granted in 1993 was $6.5625, the option price for options granted to Messrs. de Castro and Morris on March 1, 1994, was $8.0625 and the option price for the option granted to Mr. Sokolow on March 18, 1994, was $7.25. The director options become exercisable, in whole or in part, in 20% increments on each of the first five anniversaries of the date following the date of grant, provided the optionee is a director of the Company on such date. The option expires ten years from the date of grant, subject to earlier termination upon termination of the optionee's service as a director. However, if the optionee dies during his or her period of service as a director, the optionee's legal representative will have the right to exercise the option for a period of twelve months after the optionee's death, even if such option would otherwise have expired earlier. An option exercised after termination of service can only be exercised to the extent it was exercisable at the time of such termination of service. Stock options granted to Outside Directors are not transferable except by will or by the laws of descent and distribution.

    Each option granted to an Outside Director is granted in tandem with a limited stock appreciation right which entitles the optionee to elect to receive within 60 days following the occurrence of a Change of Control (as defined in the Plan), in lieu of exercising the option, a payment equal to the product of the number of shares as to which the stock appreciation right is exercised multiplied by the excess of the Change of Control Price (as defined in the Plan) over the exercise price of the related option. See "Executive Compensation -- Change of Control Provisions" for the definition of "Change of Control" under the Plan.

    At its March 16, 1995 meeting, the Board of Directors took action to amend the Plan, subject to stockholder approval, to, among other things, provide for an annual grant of a stock option to purchase 2,500 shares of Common Stock to each director (other than the Chairman of the Board) who is not an employee of either the Company or Rexel, and an option to purchase 5,000 shares of Common Stock to the Chairman of the Board (if he is not an employee of the Company or Rexel). Under the amendment, each such grant would be made following the annual meeting of stockholders each year, but only if the Company's earnings per share for the preceding year were at least 110% of the Company's earnings per share for the year before that. See "Proposal to Amend the 1988 Stock Incentive Plan." On March 1, 1995 the Executive Compensation Committee granted Mr. Lomas an option to purchase 30,000 shares of Common Stock at an exercise price of $6.3125, its fair market value, subject to stockholder approval of the Amendment and Restatement of the Plan.

                             EXECUTIVE COMPENSATION

    The following table sets forth information concerning compensation of the Chief Executive Officers of the Company during 1994 and the four most highly compensated executive officers of the Company other than the CEOs.

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG TERM
                                                                                          COMPENSATION
                                                                                  -----------------------------
                                                           ANNUAL COMPENSATION                     SECURITIES
                                                                                   RESTRICTED      UNDERLYING
                                                          ----------------------  STOCK AWARDS    OPTIONS/SARS      ALL OTHER
         NAME AND PRINCIPAL POSITION             YEAR     SALARY ($)  BONUS ($)        ($)            (#)        COMPENSATION ($)
- ---------------------------------------------  ---------  ----------  ----------  -------------  --------------  ----------------
Alain C. Viry,                                      1994   $237,500    $ 75,000         None         100,000          $36,884(2)
 President and Chief Executive Officer;
 President and Chief Executive Officer of The
 Summers Group, Inc. (1)
John K. Ziegler,                                    1994     93,750      90,000         None            None       $1,257,005(4)
 Former Chairman of the Board, President and        1993    375,000     109,057         None         120,000            2,500
 Chief Executive Officer (3)                        1992    375,000        None           (5)           None        4,105,573(5)
Robert M. Merson,                                   1994    200,000     100,000         None            None            7,024(6)
 Senior Vice President; President and CEO of        1993    200,000      65,434         None          70,000            4,001
 Southern Electric Supply Company; President
 of W&G Eastern Region
Jules Altshuler,                                    1994    147,000     202,000         None            None             None
 Vice President; President of W&G Midwest
 Division
Steven M. Hitt,                                     1994    152,500     168,520         None            None           32,522(7)
 Vice President and Chief Financial Officer;
 Executive Vice President of The Summers
 Group, Inc.
Wayne Campbell,                                     1994    200,000        None         None            None            2,500(9)
 Vice President;                                    1993    200,000      65,434         None          70,000            2,500
 President of Consolidated Electric Supply          1992    200,000      50,000         None            None            2,500
 Division (8)

- ------------------------------
(1) Elected President and Chief Executive Officer effective March 18, 1994, subsequent to Mr. Ziegler's resignation.
(2) Includes $36,884 that the Company paid in reimbursement of relocation expenses.
(3) Resigned as an officer and director of the Company, effective March 18, 1994. See "-- Employment Contracts" below.
(4) Includes $625 contributed by the Company under a defined contribution plan. Also includes $750,000 representing 200% of Mr. Ziegler's current salary and $506,380 representing an accelerated payment of deferred compensation, both payable pursuant to a Severance Agreement between the Company and Mr. Ziegler in settlement of his rights under his employment contract. See "-- Employment Contracts" below.
(5) Pursuant to Mr. Ziegler's employment contract with the Company, as a result of the "Change of Control" of the Company (as defined in such contract) in 1992, Mr. Ziegler was entitled to a lump sum cash payment of $4,596,813 if he terminated employment at his or the Company's election. In lieu thereof, Mr. Ziegler and the Company entered into an agreement pursuant to which the Company paid to Mr. Ziegler $932,219, issued to him 228,362 shares of Common Stock of the Company subject to restrictions on transfer and a risk of forfeiture that were scheduled to terminate as to one third of such shares on each of the first three anniversaries of November 12, 1992, and agreed to pay Mr. Ziegler $25,319 per month for

     36 months commencing December 1, 1992. Pursuant to Mr. Ziegler's agreement with the Company, the restrictions on these shares terminated on March 1, 1994, as a result of the increase in Rexel's beneficial ownership of W&G common stock to 40%. The value of these shares was $1,227,451 on March 1, 1994.
(6)  Reflects Company contributions under a defined contribution plan.
(7) Includes $9,259 in Company contributions under defined contribution plans, and $23,263 that the Company paid in reimbursement of relocation expenses.
(8)  Resigned as an officer of the Company, effective February 10, 1995.
(9)  Includes $2,500 in Company contributions under a defined contribution plan.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                   INDIVIDUAL GRANTS
- ----------------------------------------------------------------------------------------
                                NUMBER OF
                                SECURITIES   % OF TOTAL                                   POTENTIAL REALIZABLE VALUE
                                UNDERLYING    OPTIONS/                                    AT ASSUMED ANNUAL RATES OF
                                 OPTIONS/   SARS GRANTED   EXERCISE                        STOCK PRICE APPRECIATION
                                   SARS     TO EMPLOYEES   OR BASE                           FOR OPTION TERM (3)
                                 GRANTED     IN FISCAL      PRICE      EXPIRATION DATE    --------------------------
             NAME                (#) (1)        YEAR        ($/SH)           (2)            5% ($)        10% ($)
- ------------------------------  ----------  ------------  ----------  ------------------  -----------  -------------
Alain C. Viry                     100,000        76.92%    $   6.50      May 12, 2004     $   409,000  $   1,036,000
All stockholders (4)               N/A          N/A          N/A             N/A           98,626,824    249,822,470

- ------------------------------
(1) The option is exercisable immediately and was granted in tandem with a limited SAR applicable in the event of a "Change of Control" of the Company. See "-- Change of Control Provisions" below.

(2) The stock option is subject to termination prior to its expiration date in the event of a termination of employment.

(3) This information is provided pursuant to the rules of the Securities and Exchange Commission. Using $6.50, the market price of the Company's common stock on the date of the option grant, the 5% and 10% rates of appreciation would result in per share prices of 10.59 and 16.86, respectively at the end of the 10-year option term. This presentation is not a prediction of possible future prices of the Company's common stock.

(4) For "All Stockholders", the potential realizable value is calculated from $6.50, the market price of the Company's common stock on the date of the option grant, and the 24,114,138 outstanding shares of Company common stock on such date.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
                                      (1)

                                                                       NUMBER OF UNEXERCISED
                                                                       OPTIONS/SARS AT FY-END
                                                                    ----------------------------
                               NAME                                 EXERCISABLE   UNEXERCISABLE
- ------------------------------------------------------------------  -----------  ---------------
Alain C. Viry.....................................................     102,000          8,000
John K. Ziegler...................................................      24,000           None
Robert M. Merson..................................................      28,000         42,000
Jules Altshuler...................................................       4,000         16,000
Steven M. Hitt....................................................        None           None
Wayne Campbell....................................................      28,000         42,000

- ------------------------------
(1) No options were exercised by the executive officers named in the table in 1994. Such executive officers held no unexercised in-the-money stock options or SARs at fiscal year end.

RETIREMENT PLANS

    Prior to July 1994, the Company maintained a non-contributory defined benefit retirement plan, under which eligible employees were entitled at normal retirement age of 65 to an annual retirement benefit equal to 1 1/4% of their earnings for each year of service up to the maximum earnings subject to Social Security withholding for that year, and 1 1/2% of all earnings for each year of service in excess of such amount, subject to an earnings limitation imposed under the Internal Revenue Code for years beginning 1989. Effective as of July 1994, in connection with the disposition of the Company's apparel division, the Company transferred the assets and liabilities of this plan to the purchaser of the apparel division. As a result of the transfer, employees who remained with the Company ceased accruing benefits under the plan. The estimated annual retirement benefits payable at age 65 to the executive officers named in the Summary Compensation Table above are as follows: to Mr. Campbell, $28,920 (based on earnings and service to the date of plan transfer), and to Mr. Ziegler, $89,664 (based on earnings and service to the date of his resignation on March 18, 1994). Messrs. Viry, Altshuler, Hitt, and Merson do not participate in this plan.

    Mr. Altshuler is a participant in the Retirement Plan for the Non-Bargaining Employees of Sacks Electrical Supply Company. Benefits under the plan were frozen as of December 31, 1994 and the plan was terminated effective February 22, 1995. Mr. Altshuler's estimated annual benefit payable at age 65 under the plan is $15,600.

    Under the Company's supplemental retirement plan, key employees selected by the Executive Compensation Committee are entitled to an amount, payable monthly over a ten-year period following retirement, equal to a percentage (up to 40%) determined by the Committee of the portion (determined by the Committee) of the employee's base salary for the Company's last full fiscal year prior to retirement, multiplied by the employee's years of participation in the plan (not exceeding 10), and subject to the plan's vesting requirements (10 years for full vesting). Thus, upon normal retirement at age 65 (or, if later, ten years as a participant), an employee receiving the maximum award possible under the plan will receive a total retirement benefit of 400% of base salary. The plan provides a similar benefit in the event of death or disability prior to normal retirement, and a lesser benefit in the event of certain other terminations of employment. Under the plan, Mr. Campbell will receive annual benefits of $51,737 for ten years commencing upon his resignation on February 10, 1995. Mr. Ziegler's benefits under this plan, as modified by his employment contract, are set forth under "-- Employment Contracts" below. Messrs. Viry, Altshuler, Hitt, and Merson do not participate in this plan.

EMPLOYMENT CONTRACTS

    Mr. Viry has a contract with the Company providing for services in a senior executive capacity for a three-year term expiring March 1997, which renews automatically for successive one-year terms. The contract may be terminated by the Company or Mr. Viry upon certain specified notice periods ranging from six months to immediately, depending on the circumstances. The contract provides for a minimum salary of $300,000 per annum and for bonuses as approved by the Executive Compensation Committee in accordance with the incentive plan then applicable to executive officers of the Company with a minimum bonus of $75,000 for his service in 1994.

    Mr. Altshuler has a contract with a subsidiary of the Company for a term ending April 1996, subject to earlier termination under certain circumstances, at a minimum annual salary of $147,000. His contract provides for a bonus based on the results of such subsidiary, but beginning in 1995 his bonus will be based on the results of the W&G Midwest Division.

    Mr. Campbell had a contract with the Company providing for services in a senior executive capacity for an indefinite period, which was subject to termination by either the Company or Mr. Campbell on one year's notice, at the minimum salary of $200,000 per annum. Mr. Campbell resigned as an officer of the Company, effective February 10, 1995. Pursuant to a Severance and Consulting Agreement between the Company and Mr. Campbell, Mr. Campbell will receive a salary of $200,000 per annum through February 10, 1996 and, in addition, will receive $4,311 for 120 consecutive months commencing March 11, 1995, which represents payments due to Mr. Campbell pursuant to the Company's supplemental retirement plan (see above). Mr. Campbell will also be paid the sum of $2,000 per month for 18 months commencing March 11, 1995, for his availability to consult with the Company up to 15 business days per year in connection with various Company matters.

    Mr. Hitt has a contract with the Company to serve as Chief Financial Officer at a base salary of no less than $160,000 per annum. His contract provides for a 1994 bonus based on results of The Summers Group, Inc. and thereafter in accordance with the bonus plan applicable to executive officers of the Company. The contract is subject to termination by either party upon 30 days' notice. Upon termination by the Company, Mr. Hitt is entitled to severance pay equal to twelve months' salary.

    Mr. Merson has a contract with the Company to serve as president and chief executive officer of Southern Electric Supply Company, Inc., a subsidiary of the Company ("SES"), and to serve as a Senior Vice President and a member of the Office of the President of the Company. The agreement has a term continuing through November 12, 1997, subject to (i) termination by either party upon one year's notice and (ii) immediate termination by the unanimous vote of all the members of the Executive Committee of the Board of Directors of the Company. Mr. Merson's contract provides for a base salary of no less than $200,000 per annum. Beginning with 1995, Mr. Merson will be covered under the bonus plan applicable to executive officers of the Company. Mr. Merson is required not to compete with the Company for a period of three years after the termination of his employment with the Company, and if Mr. Merson's employment is terminated on one year's notice or upon immediate notice approved by the Executive Committee of the Company, the Company will pay Mr. Merson $3,333.33 per month during such three years.

    Mr. Ziegler had a contract with the Company providing for services in a senior executive capacity for an indefinite period, subject to termination on two years notice by the Company or not less than six months notice by Mr. Ziegler, at a minimum salary of $375,000 per annum. Under the contract, Mr. Ziegler was entitled to an annual bonus no less than 25% of the first $1,000,000 available for distribution under the Company's Incentive Compensation Plan and no less than 10% of all additional amounts available thereunder. In addition, the contract supplemented Mr. Ziegler's retirement benefits under the Company's supplemental retirement plan (see "Retirement Plans" above) so that the aggregate benefits from both sources would be increased from $12,500 per month over 120 months to $16,667 per month over 180 months.

    Mr. Ziegler resigned as an officer and director of the Company, effective March 18, 1994. Pursuant to a Severance Agreement between the Company and Mr. Ziegler, Mr. Ziegler was provided benefits as if his contract had been terminated by the Company as of March 31, 1994, including $750,000, representing 200% of Mr. Ziegler's then current salary, $90,000, representing payment of a bonus for three months of 1994, $109,057, representing Mr. Ziegler's 1993 bonus, $506,380, representing an accelerated payment of the remaining 20 installments of deferred compensation payable under Mr. Ziegler's employment contract, and $93,750, representing Mr. Ziegler's salary through March 31, 1994. As prescribed by Mr. Ziegler's employment contract and the Company's supplemental retirement plan, Mr. Ziegler will be paid 180 monthly payments of $13,890; in addition, pursuant to a consulting agreement called for by the Severance Agreement, in accordance with the supplemental retirement plan, he is entitled to 120 monthly payments of $2,777 with each monthly payment offset by the amount of compensation earned from other employment. Commencing July 13, 1994, such payments were fully offset by such other compensation. Mr. Ziegler's options to purchase 24,000 shares of Company Common Stock vested as scheduled on March 25, 1994. A $100,000 loan made to Mr. Ziegler in 1979, scheduled to be paid in seven annual installments after his departure, and the Company's obligation to pay Mr. Ziegler $100,000 over ten years after his departure were forgiven. Mr. Ziegler agreed to purchase from the Company a car used by him at its net book value.

CHANGE OF CONTROL PROVISIONS

    The Company's 1988 Stock Incentive Plan provides that, if there is a Change of Control of the Company (as defined below), unless otherwise determined by the Executive Compensation Committee at the time of grant, all stock options and SARs granted under the Plan which are not then exercisable will become fully exercisable and vested and the restrictions and deferral limitations applicable to restricted stock and deferred stock granted under the Plan will lapse and such shares and awards will be deemed fully vested. To the extent the cash payment of any award is based on the fair market value of Company Common Stock, such fair market value shall be the Change of Control Price, as defined below.

    A Change of Control occurs on the date a person or group (other than the Company and certain of its affiliates or Rexel and its affiliates) becomes a 25% beneficial owner of the voting securities of the Company, the date on which one-third or more of the Board of Directors consists of persons other than Current Directors (as defined) or the date of approval by stockholders of certain agreements providing for merger, consolidation or disposition of all or substantially all assets. The Change of Control Price will be the highest price per share of Company Common Stock paid in any open market transaction, or paid or offered to be paid relating to a Change of Control of the Company, at any time during the 90-day period ending with the Change of Control.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Company's executive compensation program consists of the following key elements: base salary, annual bonuses and periodic grants of stock options.

    BASE SALARY. Most of the Company's executive officers have employment contracts providing for a minimum base salary. The amounts of such base salary were generally determined by negotiation with such officers, and were largely influenced by the base salaries historically paid to them. In the case of certain subsidiaries which were acquired by the Company in the last several years, salary arrangements with key employees who have subsequently become executive officers of the Company were negotiated as part of the applicable acquisition agreement. Mr. Viry's employment contract was negotiated between him and Rexel, the owner of approximately 40% of the Company's stock, and was approved by the Executive Compensation Committee. Mr. Ziegler's employment contract was negotiated with the Company in 1992. Base salary rates paid by the Company are generally intended to be at or below the average for comparable positions with similar companies in the electrical supply distribution industry, with the opportunity for significant bonuses if certain financial results are achieved.

    BONUSES.     In  previous   years,  pursuant  to   the  Company's  Incentive
Compensation Plan, the Company set aside for payment of bonuses a specified portion of its consolidated net earnings before taxes (as defined) in excess of 12% of consolidated net worth (as defined). Bonuses were allocated from this pool to key employees by the Executive Compensation Committee based on their relative base salary and other evaluations of their performance. During 1994, the Committee determined to discontinue the Incentive Compensation Plan and to adopt a program beginning in 1995 in which bonuses will be based on the extent to which pre-established performance goals have been satisfied. During the transition period between the two programs, bonuses were determined on an ad hoc basis, with the bonus of certain executive officers determined pursuant to their employment contracts. Mr. Ziegler's employment contract provided for a specified portion of the bonus pool under the Incentive Compensation Plan to be paid to him. The Severance Agreement with Mr. Ziegler entered into upon his resignation in March 1994 included a payment of $90,000 representing three months' bonus for 1994. Mr. Viry's employment contract, which was negotiated with Rexel and approved by the Committee, provided for a fixed bonus of $75,000 for his service in 1994. See "-- Employment Contracts" above.

    STOCK OPTIONS. Stock option grants are intended to provide incentives for superior long-term future performance and to create and maintain in the Company the entrepreneurial environment and spirit of a small company. The number of stock options awarded to a particular employee is based on the Committee's subjective judgment. In general, the Committee expects to grant the largest awards to the Company's Chief Executive Officer and other senior management due to their substantial influence on the Company's performance. During 1994 the only stock options granted by the Committee were an option to purchase 100,000 shares granted to Mr. Viry and an option to purchase 30,000 shares granted to an executive officer not named in the Summary Compensation Table.

                        EXECUTIVE COMPENSATION COMMITTEE
                               Eric Lomas, Chair
                                 John B. Fraser
                                  Austin List

    The information above under the caption "Board Compensation Committee Report on Executive Compensation" and under the caption "Performance Graph" below shall not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the

Securities Exchange Act of 1934, as amended, except to the extent that the Company expressly states in any such filing that such information under either or both such captions is incorporated by reference therein.

PERFORMANCE GRAPH

    The following graph shows the cumulative total shareholder return for the periods indicated of (1) the Company's Common Stock, (2) a New York Stock Exchange Market Value Index, (3) an index of textile weaving companies published by Media General Financial Services, Inc. ("MGFS"), and (4) an index of electrical supply distribution companies (Primary SIC Code 5063) published by MGFS, all based on information provided by MGFS. In each case the graph assumes an investment of $100 on December 31, 1989 and that all dividends were reinvested. Until November 12, 1992, the Company was engaged in both lines of business reflected in the graph. On November 12, 1992, the Company declared a distribution of its textile business as a dividend to shareholders. The graph has been constructed on the assumption that the shares received as such dividend were sold and the proceeds reinvested in the Company's Common Stock on December 15, 1992, the date on which the Company's Common Stock traded "Ex-Dividend."

                                [CHART]

                                                                                    ELECTRICAL
                                                               NYSE       TEXTILE   DISTRIBUTION
YEAR END                                            W&G        INDEX       INDEX       INDEX
- -----------------------------------------------  ---------  -----------  ---------  -----------
1989...........................................      100       100           100       100
1990...........................................      45.42      95.92        86.17      80.15
1991...........................................      62.87     124.12       120.81     136.00
1992...........................................     102.44     129.96       144.73     155.68
1993...........................................     158.78     147.56       --         164.85
1994...........................................     120.37     144.69       --         162.34

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    John  B.  Fraser,  Austin  List  and  Eric  Lomas  served  on  the Executive
Compensation Committee during 1994. Mr. Lomas has served as Chairman of the Board of the Company since March 1994, and is paid $75,000 per annum for such service. During 1994 the Company paid to Hill Thompson Capital Markets, of which Mr. Lomas is President, a fee of $540,000 for its financial advisory services in connection with the disposition of the Company's apparel division in July 1994 for consideration valued at approximately $43.7 million. On February 28, 1995, Mr. Lomas resigned from the Executive Compensation Committee.

                              CERTAIN TRANSACTIONS

    Outstanding indebtedness of Mr. Ziegler to an affiliate of the Company in the amount of $100,000, incurred in March 1979, provided for repayment on an interest-free basis in seven annual installments over a period commencing in the year of termination of employment with the Company. This indebtedness was cancelled in connection with Mr. Ziegler's resignation from the Company. See "Executive Compensation -- Employment Contracts" above.

    C.E.S. Industries, Inc. a subsidiary of the Company, made an advance to Mr. Viry, which bears interest at a rate of 7.69% per annum, to assist him in purchasing a new residence in connection with his relocation from Paris, France to Coral Gables, Florida at the request of the Company. The highest amount outstanding on the advance during 1994 was $980,000 and the balance, secured by a first mortgage on the residence, was $718,841 at February 6, 1995. Any gain recognized on resale of the residence will be divided between Mr. Viry and C.E.S. in the proportion that the principal amount outstanding bears to the total resale price. Any loss will be borne by C.E.S.

    The Company made a loan to Mr. Campbell, which bears interest at a rate of 8 1/2% per annum, to assist him in purchasing a new residence in connection with his relocation from Atlanta, Georgia to Miami, Florida at the Company's request. The highest amount outstanding on the loan during 1994 was $118,617 and the balance was $108,388 at February 6, 1995.

    The Company's SES subsidiary leases eleven facilities from Mr. Merson and/or members of his or his wife's family, for terms extending through 2002. The Company believes that these leases are on terms at least as favorable as SES could have obtained from an unaffiliated third party.

    In connection with the Purchase Agreement, dated as of April 22, 1992, among the Company, Rexel, ITD and SES pursuant to which Rexel acquired approximately 30% of the outstanding Common Stock of the Company, the Company was required to accelerate the exercisability of outstanding employee stock options to purchase Company Common Stock. In order to enable employees of the Company to exercise such options, Worldtex, Inc., which was at the time a subsidiary of the Company, agreed to guarantee loans made by NationsBank of Florida, N.A., to such employees in amounts up to the aggregate exercise price of each borrower's options. The loans are payable over four years and bear interest at the prime rate of NationsBank plus 1/2% per annum (6 1/2% as of the date of the loans and as of February 6, 1995, and each borrower's obligation to reimburse Worldtex for any payment under its guarantee is secured by a pledge of the stock received upon exercise of the employee's option. Pursuant to this program, Worldtex guaranteed loans in an aggregate principal amount of $3,498,577 (for all Company and Worldtex employees participating), including a loan of $572,000 to Mr. Ziegler and no loans to the other executive officers of the Company required to be named in the Summary

Compensation Table. During 1994, the largest amount of indebtedness outstanding with respect to the loan to Mr. Zeigler was $556,113 and the balance thereof as of February 6, 1995 was $349,557. In connection with the Purchase Agreement, all of the stock of Worldtex was distributed as a dividend to the stockholders of record of the Company as of November 23, 1992.

    On December 10, 1993, the Company, Rexel and ITD entered into a Purchase Agreement (the "Purchase Agreement"), pursuant to which, on March 1, 1994, the Company issued additional shares of Common Stock to Rexel, at a price of $9 per share, which increased Rexel's beneficial ownership of the outstanding Common Stock from 30% to 40%, and the Company, Rexel and ITD amended the Investment Agreement. Pursuant to such amendment, the termination date of the Investment Agreement was changed from November 12, 1997, to December 31, 1994 (except that the provisions relating to the maintenance of directors' and officers' liability insurance will continue in effect through November 12, 1997), the number of directors of the Company was reduced from ten to nine during the term of the Investment Agreement and Rexel became entitled to nominate five of the nine directors of the Company during the term of the Investment Agreement.

    In January 1994, the Company engaged Hill Thompson Capital Markets to act as its financial advisor in connection with the Company's efforts to dispose of its apparel parts and supplies distribution businesses, for which it was paid a fee of $540,000 as a result of the consummation of such disposition. Mr. Lomas is President of Hill Thompson.

    During 1994, the Company paid to Rexel $88,000 as reimbursement of a portion of Rexel's expenses incurred in preparing a due diligence review of Summers Group, Inc. These due diligence materials were utilized by the Company in connection with its acquisition of Summers Group, Inc. in December 1993.

    The Company has contracts for insurance coverage with National Union Fire Ins. Co. and Reliance Insurance Co., entered into on May 13, 1994 under which the Company's directors and officers (as well as the Company) are indemnified under certain circumstances with respect to litigation and other costs and liabilities arising out of actual or alleged misconduct of such directors and officers. The Company pays 100% of all premiums ($162,500 for the period ending May 11, 1995) to the insurers.

                      PROPOSED AMENDMENT TO THE COMPANY'S
                   CERTIFICATE OF INCORPORATION TO CHANGE THE
                        COMPANY'S NAME TO "REXEL, INC."

    The Board of Directors has authorized and approved, subject to stockholder approval, an amendment to Article First of the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), changing the Company's name to "Rexel, Inc." (the "Name Change Amendment"). The Certificate of Incorporation, as proposed to be amended and restated at the annual meeting, is set forth in Exhibit A to this Proxy Statement, and the Name Change Amendment is set forth in Article First thereof. It is contemplated that, if the Name Change Amendment is approved by the Company's stockholders, it will be filed in accordance with the laws of the State of New York so as to become effective as soon as practicable thereafter. If the Name Change Amendment and the other amendments to be proposed at the annual meeting are approved, the Certificate of Incorporation will be amended and restated in its entirety as set forth in Exhibit A.

BACKGROUND OF THE CHANGES

    In 1992, Rexel acquired 30% of the Company's Common Stock, and it has subsequently increased its ownership to 43.7% as of February 6, 1995. Rexel is a major supplier of electrical equipment, with operations in 13 countries. The Company has called upon Rexel's expertise and strengths in the electrical distribution business in connection with the Company's business, and the Company expects it will increasingly do so in the future. In addition, the name "Willcox & Gibbs" has been primarily associated with the Company's apparel equipment and parts distribution business, which was divested by the Company in 1994. As a result, the Board of Directors has determined that the Company's name should be changed to "Rexel, Inc."

    The Company believes that the cost associated with the change will be approximately $100,000. Little advertising will be required, as the Company conducts all of its business under the names of its various subsidiaries. Stockholders are not required to turn in their stock certificates for new certificates should this proposal be adopted.

VOTE REQUIRED FOR THE PROPOSAL

    Approval of the Name Change Amendment requires the affirmative vote of a majority of the Common Stock outstanding on the Record Date. Under the Company's Certificate of Incorporation and By-Laws and under New York law, abstentions and broker non-votes will have the effect of a "no" vote on this proposal.

    Your directors recommend that stockholders vote FOR the approval and adoption of the Name Change Amendment.

                      PROPOSED AMENDMENT TO THE COMPANY'S
                  CERTIFICATE OF INCORPORATION INCREASING THE
                  NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

    The Board of Directors has authorized and approved, subject to stockholder approval, an amendment to Article Third of the Company's Certificate of Incorporation, increasing the number of authorized shares of Common Stock by 10,000,000 shares, from 35,000,000 to 45,000,000 shares (the "Common Stock
Amendment"). The Certificate of Incorporation, as proposed to be amended and restated at the annual meeting, is set forth in Exhibit A to this Proxy Statement, and the Common Stock Amendment is set forth in Article Third thereof. It is contemplated that, if the proposed amendment is approved by the Company's stockholders, it will be filed in accordance with the laws of the State of New York so as to become effective as soon as practicable thereafter. If the Common Stock Amendment and the other amendments to be proposed at the annual meeting are approved, the Certificate of Incorporation will be amended and restated in its entirety as set forth in Exhibit A.

BACKGROUND OF THE CHANGES

    The Company's authorized common stock presently consists of 35,000,000 shares of Common Stock, par value $1 per share. As of February 6, 1995, 24,705,233 shares of Common Stock were issued and outstanding (including 591,095 shares held in the Company's treasury), 5,224,660 shares were reserved for issuance pursuant to the Company's 7% Convertible Subordinated Debentures due 2014, and 815,753 shares were reserved for issuance pursuant to employee benefit plans. Accordingly, as of February 6, 1995, only 4,845,449 shares of Common Stock remain available for issuance. (In addition, if the proposed increase in shares authorized for issuance under the 1988 Stock Incentive Plan is approved, an additional 1,000,000 shares of Common Stock will be reserved for issuance, leaving only 3,845,449 available shares.)

    The Board of Directors believes it is desirable to have authorized, unissued and unreserved shares of Common Stock available for purposes such as financings, acquisitions, stock dividends and stock splits. The presence of an adequate supply of authorized, unissued and unreserved shares of Common Stock provides flexibility by allowing shares to be issued without further action by the stockholders unless such action is required in a specific case by applicable law or the rules of any exchange on which the Company's securities may then be listed.

    The additional shares of Common Stock which will be authorized by the proposed amendment will have the same rights and privileges as the shares of Common Stock currently authorized and issued, and will be available for issuance without further action by the Company's stockholders unless such action is required by applicable laws, rules and regulations. The Company cannot predict the prices at which the additional shares of Common Stock will be sold. Except as noted herein, the Company does not have any present plans, proposals, commitments, understandings or arrangements which would result in the issuance of any shares of Common Stock. Holders of shares of Common Stock are not entitled to preemptive rights.

OTHER CONSIDERATIONS

    Although the Board of Directors does not deem the proposed amendment to be an "anti-takeover" proposal, the amendment could be considered as having the effect of discouraging an attempt by another person to acquire control of the Company since the issuance of additional shares of Common Stock could be used to dilute the stock ownership of such person or could be sold to persons who might side with the Board of Directors of the Company in opposing a takeover bid. The proposed amendment is not part of a plan or arrangement intended to have an anti-takeover effect, and management has no present intention to propose additional measures to stockholders that might have such an effect. Management reserves the right, however, as laws, interpretations thereof, or circumstances, in Management's judgment, suggest a need for the same, to recommend such measures to the stockholders.

    The Company currently has provisions in its Certificate of Incorporation and By-Laws which are intended to reduce the detrimental effects associated with certain unsolicited takeover proposals. The following is a brief summary of such provisions and does not purport to be complete. The summary is subject in all respects to the provisions of the Certificate of Incorporation and By-Laws, which are available from the Secretary of the Company, and to the laws of the State of New York.

    Pursuant to the Certificate of Incorporation, the Company's Board of Directors is divided into three classes, each of which must consist of at least three directors who serve for a term of three years, with one class being elected each year. The directors have sole authority to increase (to a maximum of twelve directors) or decrease (to a minimum of nine directors) the size of the Board and to fill all vacancies. Directors may be removed only for cause. Only the Board of Directors is authorized to call special meetings of the stockholders, and the written consent of all stockholders is required for action without a meeting. The affirmative vote of the holders of 75% of the stock entitled to vote for the election of directors is required to amend the foregoing provisions or adopt any provision of the Certificate of Incorporation or By-Laws inconsistent therewith.

    The Certificate of Incorporation further provides that a merger, consolidation or other specified business combination (a "Business Combination") involving a holder of at least ten percent of the voting stock of the Company (a "Related Person") must be approved by the holders of 75% of the voting power of the Company's outstanding shares unless certain approvals are given by at least a majority of the Company's directors who were directors before the Related Person became a Related Person or, if the Business Combination is a merger or consolidation, certain minimum price requirements are met. The affirmative vote of the holders of 75% of the outstanding voting power is required to repeal or amend the foregoing provision. Rexel is not a Related Person because its acquisition of 30% of the Common Stock was approved in advance by the Company's directors.

    In addition, the Company's stockholders have authorized two million shares of Preference Stock (which will be redesignated as "Preferred Stock" if the Restatement Amendment, described below, is adopted by the stockholders). Under the terms of such authorization, the Board of Directors may issue the Preference Stock from time to time in one or more series and may fix the dividend rates, voting rights and liquidation preferences and establish redemption, sinking fund, conversion, exchange and other relative rights, preferences and limitations of particular series.

VOTE REQUIRED FOR THE PROPOSAL

    Approval of this proposed amendment of the Certificate of Incorporation requires the affirmative vote of a majority of the Common Stock outstanding on the Record Date. Under the Company's Certificate of Incorporation and By-Laws and under New York law, abstentions and broker non-votes will have the effect of a "no" vote on this proposal.

    Your directors recommend that stockholders vote FOR the approval and adoption of the Common Stock Amendment.

            PROPOSED AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF
           INCORPORATION TO REFLECT THE NAME CHANGE AMENDMENT AND THE
         COMMON STOCK AMENDMENT, IF APPROVED, AND TO ELIMINATE OR AMEND
                          CERTAIN OUTDATED PROVISIONS

    The Board of Directors has authorized and approved, subject to stockholder approval, amendments to the Company's Certificate of Incorporation to amend and restate the Certificate of Incorporation to reflect the Name Change Amendment and the Common Stock Amendment, if approved by the stockholders, and otherwise to eliminate or revise certain outdated provisions (the "Restatement Agreement"). The amendments with respect to the outdated provisions relate to changing the purpose for which the Corporation was formed to any purpose permitted by law; deleting Article Fourth, which specifies that the Corporation shall have perpetual existence, and then redesignating Section D, Article Third as Article Fourth; changing the reference in Article Sixth from "principal place of business" to "office"; deleting references to authorized shares of Preferred Stock, none of which is outstanding; deleting provisions setting forth the terms of the Series A Junior Preference Stock and the Series B Junior Preference
Stock, none of which is outstanding; and changing references to "Preference" stock to "Preferred" stock. The Certificate of Incorporation, as proposed to be amended and restated, is set forth in Exhibit A to this Proxy Statement. It is contemplated that, if the proposed amendment and restatement is approved by the Company's stockholders, it will be filed in accordance with the laws of the State of New York so as to become effective as soon as practicable thereafter. If either the Name Change Amendment or the Common Stock Amendment, or both, are not approved by stockholders but the Restatement Amendment is approved, the Certificate of Incorporation will be amended and restated without effecting the amendment not approved.

BACKGROUND OF THE CHANGES

    In the years since the Company was incorporated in 1866, changes in New York law have eliminated the need for a Certificate of Incorporation to state a detailed set of corporate purposes, to state the corporation's term of existence or to state a principal place of business in New York. In addition, the provisions of the Certificate of Incorporation relating to Preferred Stock were outmoded and unnecessary in light of the similar but more flexible provisions relating to Preference Stock included in the Certificate of Incorporation. Also, as a result of the expiration on December 31, 1994, of the Company's Preference Stock Purchase Rights, it became unnecessary to provide for the issuance of the Series A and Series B Junior Preference Stock. The Board of Directors has decided, in conjunction with the other proposed amendments to the Certificate of Incorporation, that it is appropriate to update the Company's Certificate of Incorporation by making the Restatement Amendment.

VOTE REQUIRED FOR THE PROPOSAL

    Approval of the Restatement Amendment requires the affirmative vote of a majority of the Common Stock outstanding on the Record Date. Under the Company's Certificate of Incorporation and By-Laws and under New York law, abstentions and broker non-votes will have the effect of a "no" vote on this proposal.

    Your directors recommend that stockholders vote FOR the approval and adoption of the Restatement Amendment.

                PROPOSAL TO AMEND THE 1988 STOCK INCENTIVE PLAN

    The Company's 1988 Stock Incentive Plan (the "Plan") was adopted in 1988 and amended and restated in 1993, in each case with the approval of stockholders. The purpose of the Plan is to enable the Company to attract and retain employees who contribute to the Company's success by their ability, ingenuity and industry, and to enable such employees to participate in the long-term growth of the Company by giving them an equity interest in the Company.

    The Board of Directors believes that the Plan is accomplishing its purpose. Since only 245,753 shares remain available of the 1,266,667 shares (after giving effect to a stock dividend in 1989) previously authorized by the stockholders, the Board believes that additional shares should be authorized for grant under the Plan. The Board also believes that it is desirable to modify the compensation of Outside Directors (as defined below) by increasing the portion of such compensation which is payable in equity securities of the Company.

    Accordingly, at its May 13, 1994 meeting, the Board of Directors took action to amend the Plan, subject to stockholder approval, to increase the number of shares authorized for awards under the Plan to 2,266,667; and at its March 16, 1995 meeting, the Board of Directors took action to amend and restate the Plan, subject to stockholder approval, to (i) reflect the increase in the number of shares adopted in May, 1994; (ii) limit the number of options which may be granted to any employee in each calendar year; (iii) provide for annual grants of options to purchase 2,500 shares of Common Stock to Outside Directors other than the Chairman of the Board and annual grants of options to purchase 5,000 shares of Common Stock to any Outside Director who served as Chairman of the Board for the preceding year, in each case only if the Company's earnings per share for the year prior to the grant was at least 110% of the Company's earnings per share for the year before that; (iv) clarify that a non-employee Chairman of the Board is eligible to be granted awards by the Committee administering the

Plan in addition to the fixed annual option grant; and (v) make certain technical amendments regarding the manner of determining the number of shares available under the Plan. At the same meeting, the Board took action to amend the retirement plan for directors to limit benefits so that increases in the directors' annual retainer and additional years of service after the 1995 annual meeting will not increase the amount of a director's retirement benefits.

PRINCIPAL PROVISIONS OF THE PLAN

    The following summary of the Plan, as amended and restated (effective March 16, 1995, subject to stockholder approval) is qualified in its entirety by reference to the full text of the Plan which is attached as Exhibit B to this Proxy Statement.

    SHARES. The total number of shares of the Company's Common Stock available for distribution under the Plan is 2,266,667. Options with respect to more than 300,000 shares shall not be granted to any employee in any calendar year.

    Shares awarded under the Plan may be authorized and unissued shares or treasury shares. If shares subject to an option under the Plan cease to be subject to such option, or shares awarded under the Plan are forfeited, or an award under the Plan otherwise terminates without a payment being made to the participant in the form of Common Stock, such shares will again be available for future distribution under the Plan, regardless of whether the forfeiting participant received any benefits of ownership such as dividends from the forfeited award.

    ADMINISTRATION. The Plan is administered by the Executive Compensation Committee or such other committee (the "Committee") of no less than three directors, as may be appointed by the Board of Directors, each of whom is disinterested as determined pursuant to Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Committee is authorized to, among other things, set the terms of awards to officers (including the Chairman of the Board) and employees under the Plan, amend such awards, and waive compliance with the terms of such awards. The provisions attendant to the grant of an award under the Plan may vary from participant to participant. With respect to awards to Outside Directors (other than the Chairman of the Board), the Committee has authority to interpret the Plan and adopt administrative regulations, but not to vary the amount or terms of awards from those set forth in the Plan.

    PARTICIPATION. The Committee may make awards under the Plan to officers (including the Chairman of the Board) and employees of the Company or of an entity in which the Company owns at least a 20% interest, but not to any director other than the Chairman of the Board who is not an employee of the Company or of an entity in which the Company owns at least a 20% interest. The employee and officer participants in the Plan are selected from among those eligible in the sole discretion of the Committee. The Plan also provides for (i) the grant of an initial option (the "Initial Option") to purchase 10,000 shares of Common Stock to each director of the Company other than one who is an employee of the Company or of an entity in which the Company owns at least a 20% interest (an "Outside Director"), and (ii) the grant of an annual option to purchase 2,500 shares of Common Stock to each Outside Director other than the Chairman of the Board or an employee of Rexel and an option to purchase 5,000 shares of Common Stock to any Outside Director (other than a Rexel employee) who served as Chairman of the Board for the preceding year, in each case only if the

Company's earnings per share for the year prior to the grant were at least 110% of the Company's earnings per share for the year before that. The terms of these stock options are set forth in the Plan and are described below.

    AWARDS TO OUTSIDE DIRECTORS. Each person who was an Outside Director at the close of the 1993 annual meeting of stockholders (which term for purposes of the Initial Option includes directors who are Rexel employees but not employees of the Company) was granted, as of the date of such meeting, as an Initial Option, a non-qualified stock option to purchase 10,000 shares of Common Stock, and each person who subsequently becomes an Outside Director will be granted a similar Initial Option as of the date of such person's election to the Board of Directors. At the close of each annual meeting of stockholders commencing with the 1995 annual meeting (or in the case of a person who subsequently becomes an Outside Director, with the annual meeting following the grant of his Initial Option), if the Company's earnings per share for the immediately preceding fiscal year exceed 110% of the Company's earnings per share for the fiscal year prior thereto, each Outside Director other than the Chairman of the Board and any employee of Rexel will be granted an option to purchase 2,500 shares of Common Stock and any Outside Director (other than a Rexel employee) who served as Chairman of the Board for the preceding year will be granted an option to purchase 5,000 shares of Common Stock (which grant shall be pro rated for service of less than a full year as Chairman of the Board) (each such option being referred to as an "Annual Option").

    The option price for each Initial Option and Annual Option is equal to the fair market value of the Common Stock on the date of the option grant, and may be paid in cash or shares of Common Stock which have been owned by the optionee for at least six months (with such shares valued based on the fair market value of the Common Stock on the date of option exercise). An Initial Option becomes exercisable, in whole or in part, in 20% increments on each of the first five anniversaries of the date following the date of grant, provided the optionee is a director of the Company on such date. Each Annual Option becomes fully exercisable, in whole or in part, on the last business day before the annual meeting which follows the grant of such option, provided the optionee is a director of the Company on such date. Each option will expire ten years from the date of its grant, subject to earlier termination upon termination of the optionee's service as a director. However, if the optionee dies during his or her period of service as a director, the optionee's legal representative has the right to exercise the option for a period of twelve months after the optionee's death, even if such option would otherwise have expired earlier. An option exercised after termination of service can only be exercised to the extent it was exercisable at the time of such termination of service. Stock options granted to Outside Directors are not transferable except by will or by the laws of descent and distribution.

    Each option granted to an Outside Director is granted in tandem with a limited stock appreciation right which entitles the optionee to elect to receive within 60 days following the occurrence of a Change of Control (as defined in the Plan), in lieu of exercising the option, a payment equal to the product of the number of shares as to which the stock appreciation right is exercised multiplied by the excess of the Change of Control Price (as defined in the Plan) over the exercise price of the related option.

    AWARDS TO OFFICERS AND EMPLOYEES. The Plan authorizes the Committee to grant awards to officers and employees in the form of stock options, stock appreciation rights, restricted stock, deferred stock, loans, and tax offset payments. Awards may be granted alone or in tandem with other types of awards under the Plan. A summary of these awards is set forth below:

    1.  STOCK OPTIONS.

        Incentive stock options ("ISOs") and non-qualified stock options may be granted for such number of shares of Common Stock as the Committee determines. A stock option will be exercisable at such times, over such term and subject to such terms and conditions as the Committee determines, at an exercise price determined by the Committee. To the extent required by Rule 16b-3 under the Exchange Act, the exercise price of stock options will not be less than 50% of the fair market value of the Common Stock on the date of grant. (ISOs are subject to restrictions as to exercise period and price as required by the Internal Revenue Code.) Payment of the exercise price may be made in such manner as the Committee may provide, including cash, delivery of shares of Common Stock already owned or subject to award under the Plan, or any other manner determined by the Committee. The Committee may provide that all or part of the shares received upon exercise of an option using restricted or deferred stock will be restricted stock or deferred stock.

        Upon an optionee's termination of employment, the option will be exercisable to the extent determined by the Committee, either in the initial grant or an amendment thereto. The Committee may provide that an option which is outstanding on the date of an optionee's death will remain outstanding for an additional period after the date of such death, notwithstanding that such option would have expired earlier under its terms. Stock options will not be transferable except by will or by the laws of descent and distribution.

    2.  STOCK APPRECIATION RIGHTS ("SARS").

        Upon the exercise of an SAR, the Company will pay to the holder in cash, Common Stock or a combination thereof (the method of payment to be at the discretion of the Committee), an amount equal to the excess of the fair market value of the Common Stock on the exercise date over the amount determined by the Committee (generally, the exercise price of options granted in tandem with SARs), multiplied by the number of SARs being exercised. SARs will not be transferable except by will or by the laws of descent and distribution.

        The Committee may also grant limited SARs that will be exercisable only in the event of a "Change of Control" of the Company (as defined in the Plan). In awarding SARs or limited SARs, the Committee may provide that in the event of a Change in Control, SARs or limited SARs may be paid on the basis of the "Change of Control Price" (as defined in the Plan). See "Change of Control Provisions" below.

    3.  RESTRICTED STOCK.

        In making an award of restricted stock the Committee will determine the periods, if any, during which the stock is subject to forfeiture, and the purchase price, if any, for the stock. The vesting of restricted stock may be unconditional or may be conditioned upon the completion of a specified period of service with the Company or a subsidiary, the attainment of specific performance goals or such other criteria as the Committee may determine.

        During the restricted period, the award holder may not sell, transfer, pledge or assign the restricted stock, except as may be permitted by the Committee. The certificate evidencing the restricted stock will be registered in the award holder's name, although the Committee may direct that it remain in the possession of the Company until the restrictions have lapsed. Except as may otherwise be provided by the Committee, upon the termination of the award holder's service with the Company for any reason during the period before all restricted stock has vested, or in the event the conditions to vesting are not satisfied, all restricted stock that has not vested will be subject to forfeiture and the Committee may provide that any purchase price paid by the award holder, or an amount equal to the restricted stock's fair market value on the date of forfeiture, if lower, shall be paid to the award holder. During the restricted period, the award holder will have the right to vote the restricted stock and to receive any cash dividends, if so provided by the Committee. Stock dividends will be treated as additional shares of restricted stock and will be subject to the same terms and conditions as the initial grant, unless otherwise provided by the Committee.

    4.  DEFERRED STOCK.

        Deferred stock may be conditioned upon the attainment of specific performance goals or such other criteria as the Committee may determine. In making an award of deferred stock the Committee will determine the periods, if any, during which the award is subject to forfeiture, and may provide for the issuance of stock pursuant to the award without payment therefor. Upon vesting, the award will be settled in shares of Common Stock, cash equal to the fair market value of such stock, or a combination thereof, as provided by the Committee. During the deferral period set by the Committee, the award holder may not sell, transfer, pledge or assign the deferred stock award. In the event of termination of service before the expiration of the deferral period, the deferred stock award will be forfeited, except as may be provided by the Committee. Deferred stock will carry no voting rights until such time as the Common Stock is actually issued.

    5.  LOANS.

        The Committee may provide that the Company will make, or arrange for, a loan to an officer or employee with respect to the exercise of any stock option granted under the Plan, with respect to the payment of the purchase price, if any, of any restricted stock awarded under the Plan, with respect to any taxes arising from an award under the Plan, or any combination thereof, provided that the Company will not loan to any individual more than the excess of the purchase or exercise price of an award (plus taxes arising therefrom) over the par value of any shares of Common Stock awarded. The Committee will determine the terms of any such loan.

    6.  TAX OFFSET PAYMENTS.

        The Committee may provide for a tax offset payment to an award holder not in excess of the amount necessary to pay the federal, state, local and other taxes payable with respect to any award and the receipt of the tax offset payment, assuming the award holder is taxed at the maximum tax rate applicable to such income. The tax offset payment may be paid in cash, Common Stock, or a combination thereof, as determined by the Committee.

    DEFERRAL OF AWARDS. The Committee may permit an award holder to elect to defer receipt of any award for a specified period or until a specified event.

    CHANGE OF CONTROL PROVISIONS. If there is a Change of Control of the Company (as defined below), all stock options held by Outside Directors and, unless otherwise determined by the Committee at the time of grant, all stock options and SARs held by officers or employees which are not then exercisable will become fully exercisable and vested, and the restrictions and deferral limitations applicable to restricted stock will lapse and such shares and awards will be deemed fully vested. Unless the Committee provides otherwise, to the extent the cash payment of any award is based on the fair market value of Common Stock, such fair market value shall be the Change of Control price, as defined below.

    A Change of Control occurs on the date any person or group (other than the Company, Rexel or certain of their respective affiliates) becomes a beneficial owner of 25% or more of the Company's voting securities, the date on which one-third or more of the Board of Directors consists of persons other than Current Directors (as defined) or the date of approval by stockholders of certain agreements providing for merger, consolidation or disposition of all or substantially all assets. The Change of Control Price will be the highest price per share of Common Stock paid in any open market transaction, or paid or offered to be paid relating to a Change of Control of the Company, at any time during the 90-day period ending with the Change of Control.

    AMENDMENT AND TERMINATION. The Plan shall continue in effect for an unlimited period, but may be discontinued or amended by the Board of Directors, except that no amendment or discontinuation may adversely affect any outstanding award without the holder's written consent. Amendments to provisions governing awards to Outside Directors may not be made more than once every six months, except as required by law. Amendments may be made without stockholder approval except as required to satisfy Rule 16b-3 or other regulatory requirements.

    ADJUSTMENT. In the case of a stock split, stock dividend, reclassification, recapitalization, merger, reorganization, or other changes in the Company's structure affecting the Common Stock, appropriate adjustments may be made by the Committee, in its sole discretion, in the number of shares reserved under the Plan, the limitations on individual awards, the number of shares covered by options and other awards then outstanding under the Plan and, where applicable, the amount to be paid by the award holder or the Company for awards under the Plan. No such adjustment may increase the aggregate value of any outstanding award. If the Committee makes any adjustment under this provision to outstanding stock options, a similar adjustment will automatically be made to the number and terms of stock options to be granted to Outside Directors under the Plan.

    CERTAIN  FEDERAL INCOME  TAX CONSEQUENCES.   The  following is  a summary of
certain federal income tax aspects of awards made under the Plan based upon the Laws in effect on the date hereof.

    1.  INCENTIVE STOCK OPTIONS.

        Generally, no taxable income is recognized by the participant upon the grant of an ISO or upon the exercise of an ISO during the period of his employment with the Company or one of its subsidiaries or within three months (12 months, in the event of permanent and total disability, or the term of the option, in the event of death) after termination. However, the exercise of an ISO may result in an alternative minimum tax liability to the participant. If the participant continues to hold the shares acquired upon exercise of an ISO for at least two years from the date of grant and one year from the transfer of the shares to the participant, then: (a) upon the sale of the shares, any amount realized in excess of the option price will be taxed as long-term capital gain and (b) no deduction will be allowed to the employer corporation for federal income tax purposes.

        If Common stock acquired upon the exercise of an ISO is disposed of prior to the expiration of the one-year and two-year holding periods described above, then generally: (a) the participant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise (or, if less, the amount realized on the disposition of the shares) over the option price, and (b) the employer corporation will be entitled to deduct any such recognized amount. Any further gain recognized by the participant on such disposition will be taxed as short-term or long-term capital gain, depending on whether the shares were held for more than one year, but such additional amounts will not be deductible by the employer corporation.

    2.  NON-QUALIFIED STOCK OPTIONS.

        Except as noted below with respect to officers and directors subject  to
    Section 16 of the Exchange Act ("Insiders"), with respect to non-qualified stock options: (a) no income is recognized by the participant at the time the option is granted; (b) generally upon exercise of the option, the participant recognizes ordinary income in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise and the employer corporation will be entitled to a tax deduction in the same amount, to the extent such income is considered reasonable compensation; and (c) at disposition, any appreciation after the date of exercise is treated either as long-term or short-term capital gain, depending on whether the shares were held for more than one year by the participant, and such appreciation is not deductible by the employer corporation.

    3.  STOCK APPRECIATION RIGHTS.

        No income will be recognized by a participant in connection with the grant of an SAR. Except as noted below with respect to Insiders, when the SAR is exercised the participant will generally be required to recognize as ordinary income in the year of exercise an amount equal to the amount of cash and the fair market value on the date of exercise of any shares received. If the participant receives Common Stock upon exercise of an SAR, the post-exercise appreciation will be treated in the same manner discussed above under "Non-Qualified Stock Options."

    4.  RESTRICTED STOCK.

        A participant receiving restricted stock generally will recognize ordinary income in the amount of the fair market value of the restricted stock at the time the stock is no longer non-transferable or subject to forfeiture, less the consideration paid for the stock. However, a participant may elect, under Section 83(b) of the Internal Revenue Code, to recognize ordinary income on the date of grant in an amount equal to the excess of the fair market value of the shares on such date (determined without regard to the restrictions) over their purchase price. The holding period to determine whether the participant has long-term or short-term capital gain on a subsequent disposition of the shares generally begins when the restriction period expires, and the tax basis for such shares will generally be the fair market value of such shares on such date. However, if the participant has made an election under Section 83(b), the holding period will commence on the date of grant, and the tax basis will be equal to the fair market value of the shares on such date (determined without regard to the restrictions).

    5.  DEFERRED STOCK.

        A participant receiving deferred stock generally will recognize ordinary income equal to the fair market value of the deferred stock on the date that the stock is distributed to the participant, and the capital gain holding period for such stock will also commence on that date.

    6.  SPECIAL RULES APPLICABLE TO INSIDERS.

        If an Insider exercises a non-qualified stock option within six months of its grant, the income recognition date is generally the date six months after the date of grant, unless the Insider makes an election under Section 83(b) of the Internal Revenue Code to recognize income as of the date of exercise. The Insider recognizes ordinary income equal to the excess of the fair market value of the stock on the income recognition date over the option price, and the holding period for treating any subsequent gain as long-term capital gain begins on the income recognition date. Similar rules apply with respect to the exercise of SARs settled in stock.

    7.  DIVIDENDS AND DIVIDEND EQUIVALENTS.

        Dividends paid on restricted stock prior to the date on which the forfeiture restrictions lapse generally will be treated as compensation that is taxable as ordinary income to the participant, and will be deductible by the employer corporation. If, however, the participant makes a Section 83(b) election with respect to the restricted stock, the dividends will be taxable as ordinary dividend income to the participant and will not be deductible by the employer corporation. If dividend equivalents are credited with respect to deferred stock or other awards, the participant generally will recognize ordinary income when the dividend equivalents are paid and the employer corporation will be entitled to a deduction at that time.

    8.  WITHHOLDING TAXES.

        A participant in the Plan may be required to pay the employer corporation an amount necessary to satisfy the applicable federal and state law requirements with respect to withholding of taxes on wages, or to make some other arrangements to comply with such requirements. The employer has the right to withhold from salary or otherwise or to cause a participant (or the executor or administrator of the participant's estate or his distributee) to make payment of any federal, state, local or foreign taxes required to be withheld with respect to any award under the Plan. The Plan authorizes the Committee to permit employees to use the shares payable under the Plan to satisfy withholding obligations.

    9.  COMPANY DEDUCTIONS.

        As a general rule, the Company or one of its subsidiaries will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an Outside Director, officer or employee recognizes ordinary income from awards under the Plan, to the extent such income is considered reasonable compensation under the Code. However, Section 162(m) of the Code limits to $1 million the annual tax deduction that the Company and its subsidiaries can take with respect to the compensation of each of certain executive officers unless the compensation qualifies as "performance based" or certain other exemptions apply.

BENEFITS UNDER THE PLAN

    On February 9, 1995 the Committee granted stock options under the Plan to certain employees, and on March 1, 1995 the Committee granted stock options under the Plan to Mr. Lomas, the Company's non-employee Chairman of the Board of Directors, in each case subject to stockholder approval of the amendment and restatement of the Plan. The number of options granted on such dates is set forth in the New Plan Benefits Table below. It is anticipated that the Committee will make additional grants under the Plan from time to time. The size of future awards and the identity of the recipients cannot be determined at this time. It is expected that approximately 75 to 100 employees will be selected to receive awards under the Plan.

    The following table sets forth the number of stock options granted to the indicated officers and employee groups on February 9, 1995 and March 1, 1995 and to be granted to Outside Directors at the close of the 1995 Annual Meeting, in each case subject to stockholder approval of the amendment and restatement of the Plan. The table does not reflect future awards which might be granted under the Plan.

                               NEW PLAN BENEFITS
                     1988 STOCK INCENTIVE PLAN, AS AMENDED

              NAME AND POSITION                 NUMBER OF STOCK OPTIONS
- ----------------------------------------------  -----------------------
Alain C. Viry                                              50,000
 President and
 Chief Executive Officer;
 President and Chief Executive Officer of The
 Summers Group, Inc.
Robert M. Merson                                           30,000
 Senior Vice President; President and CEO of
 Southern Electric Supply Company; President
 of W & G Eastern Region
Jules Altshuler                                            10,000
 Vice President and President of
 W&G Midwest Division
Steven M. Hitt                                             30,000
 Vice President and Chief Financial
 Officer; Executive Vice President of The
 Summers Group, Inc.
Executive Group                                           120,000
 (6 persons)
Outside Director Group                                     47,500
 (6 persons)(1)
Non-Executive Officer                                     249,000
 Employee Group (36 persons)

- ------------------------
(1) Includes an option to purchase 30,000 shares of Common Stock granted by the Committee to the Chairman of the Board on March 1, 1995.

TERMS OF THE OPTIONS GRANTED ON FEBRUARY 9, 1995 AND MARCH 1, 1995

    The options granted on February 9, 1995, subject to stockholder approval of the amendment and restatement of the Plan, excluding the option granted to Mr. Viry, have an exercise price of $6.00, which was the fair market value of the Common Stock on the date of grant. Mr. Viry's option has an exercise price of $7.25. On March 1, 1995, the Committee granted Mr. Lomas, the non-employee Chairman of the Board of the Company, an option to purchase 30,000 shares of Common Stock at an exercise price of $6.3125, which was the fair market value of the Common Stock on the date of grant. The option price for all such options may be paid in cash or by delivering shares of Common Stock which the optionee has owned for at least six months (with such shares valued based on the fair market value of the Common Stock on the date of exercise). No consideration other than services was received by the Company for the grant of the options. The options granted to Mr. Viry and Mr. Lomas were immediately exercisable. The other options will become exercisable, in whole or in part, in 20% increments on each of the first five anniversaries of the date of grant, provided the optionee is still employed by the Company on such date.

    The options have a ten-year term, but, except for the options held by Messrs. Viry and Lomas, will expire earlier in the event of the optionee's termination of employment as follows. If termination occurs by reason of retirement or for any reason beyond the optionee's control (other than death), the option will expire three months after the date of termination. If termination of employment or service occurs for reasons within the optionee's control, including voluntary resignation or termination for cause, the option will expire on the date of such termination. If termination occurs by reason of the optionee's death, the option will expire 12 months after such death (which period may extend beyond the ten-year option term). In each case, following an optionee's termination of employment, the option may be exercised only to the extent it was exercisable on the date of termination of employment.

    Each option was granted in tandem with a limited stock appreciation right which entitles the optionee to elect to receive within 60 days following the occurrence of a Change of Control (as defined in the Plan), in lieu of exercising the option, a payment equal to the product of the number of shares as to which the stock appreciation right is exercised multiplied by the excess of the Change of Control Price (as defined in the Plan) over the exercise price of the related option.

MISCELLANEOUS

    The closing price of the Common Stock on the New York Stock Exchange Composite Tape on March 31, 1995 was $7.13 per share.

VOTE REQUIRED FOR THE PROPOSAL

    Approval of the amended and restated 1988 Stock Incentive Plan requires the affirmative vote of a majority of the Common Stock outstanding on the Record Date. Under the Company's Certificate of Incorporation and By-Laws and under New York law, abstentions and broker non-votes will have the effect of a "no" vote on this proposal.

    The Board of Directors recommends that stockholders vote FOR the approval and adoption of the amended and restated 1988 Stock Incentive Plan.

                            INDEPENDENT ACCOUNTANTS

    Coopers & Lybrand L.L.P. served as independent accountants in the audit of the books and accounts of the Company for the 1994 fiscal year. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Annual Meeting of Stockholders with the opportunity to make a statement if so desired. Such representative is expected to be available to respond to appropriate questions. The Audit Committee of the Board of Directors has not yet recommended the independent accountants for the 1995 fiscal year audit.

                             STOCKHOLDER PROPOSALS

    Pursuant to the By-Laws of the Company, nominations for the election of directors may be made by the Board of Directors, the Nominating Committee or any stockholder entitled to vote for the election of directors, provided such stockholder has delivered written notice of his intention to make such nomination in accordance with the By-Laws. Such notice must be delivered to or mailed, postage prepaid, and received by the Secretary of the Company at 150 Alhambra Circle, Suite 900, Coral Gables, FL 33134, in the case of an annual meeting, not later than 90 days prior to the anniversary date of the immediately preceding Annual Meeting. However, if the Annual Meeting is to be held more than 30 days before or after the anniversary date of the immediately preceding Annual Meeting, and in the case of any special meeting, such notice must be delivered or received not later than the close of business on the 10th day following the first public disclosure by the Company of the date of such meeting. Each such notice must state: (i) the name and address of the stockholder who intends to make the nomination and of the person(s) to be nominated; (ii) a representation that the stockholder is a holder of record of stock entitled to vote at such meeting (or if the record date for such meeting is subsequent to the date required for notice, a representation that the stockholder is a holder of record at the time of such notice and intends to be a holder of record on the record date for such meeting), specifying the number and class of shares so held, and that the stockholder intends to appear in person or by proxy at the meeting to nominate the person(s) specified in the notice; (iii) a description of all arrangements or understandings between the stockholder and each nominee and any other person(s) (naming such person(s)) pursuant to which the nomination(s) are to be made; (iv) such other information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated or intended to be nominated, by the Board of Directors; and (v) consent of each nominee to serve as a director of the Company if so elected.

    The By-Laws of the Company also provide that no business may be brought before an Annual Meeting except such business as shall be specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, other business brought before the meeting by or at the direction of the Board of Directors or the Chairman of the Board or business brought before the meeting by a stockholder entitled to vote thereon, provided such stockholder has given written notice of such stockholder's intention to bring such business before the Annual Meeting in accordance with the By-Laws. Such notice must be delivered to, or mailed, postage prepaid, and received by, the Secretary of the Company at the address specified above within the time period described above. Each such notice must state: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address of the stockholder who intends to propose such business; (iii) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting (or if the record date for such meeting is subsequent to the date required for such stockholder notice, a representation that the stockholder is a holder of record at the time of such notice and intends to be a holder of record on the record date for such meeting), and that the stockholder intends to appear in person or by proxy at such meeting to propose such business; and (iv) any material interest of the stockholder in such business.

    A copy of the By-Laws of the Company is available by written request to the Secretary of the Company at the above address or by oral request at (305) 446-8000.

    In the event that any stockholder desires to present a proposal to be reflected in the Company's form of proxy and proxy statement for the 1996 Annual Meeting of Stockholders, that proposal must be received at the Company's principal offices on or before December 21, 1995. Timely receipt of a stockholder proposal satisfies only one of the various requirements for inclusion of such a proposal in the Company's proxy materials.

                            DISCRETIONARY AUTHORITY

    Management has no knowledge of any matters to be presented for action by the stockholders other than as set forth above. The accompanying form of proxy gives discretionary authority, however, in the event that any additional matters should be presented.

                                          By Order of the Board of Directors,

                                          JON O. FULLERTON
                                          Secretary
April 11, 1995

                                                                       EXHIBIT A

                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                  REXEL, INC.
               UNDER SECTION 807 OF THE BUSINESS CORPORATION LAW

    We the undersigned, being officers of Willcox & Gibbs, Inc., do hereby certify:

    1. The current name of the Corporation is Willcox & Gibbs, Inc. The original name was Willcox & Gibbs Sewing Machine Company.

    2. The Certificate of Incorporation of the Corporation was filed by the Department of State on the second day of March, 1866.

    3.  The Certificate of Incorporation is hereby amended as follows:

        a.  to change the name of the Corporation to Rexel, Inc.;

        b.  to change the purpose for which the Corporation was formed;

        c. to increase the number of authorized shares of Common Stock of the Corporation from 35,000,000 to 45,000,000;

        d. to delete references to authorized shares of Preferred Stock of the Corporation, none of which are outstanding, and to change references to "Preference" stock to "Preferred" stock;

        e. to delete Article Fourth, which specifies that the Corporation shall have perpetual existence, and to redesignate Section D, Article Third as Article Fourth;

        f. to change the reference in Article Sixth from "principal place of business" to "office"; and

        g. to delete the provisions setting forth the terms of the Series A Junior Preference Stock and the Series B Junior Preference Stock, none of which is outstanding. The text of the Certificate of Incorporation, as so amended, is hereby restated to read in full as follows:

                                     FIRST:

    The corporate name of the Corporation is Rexel, Inc.

                                    SECOND:

    The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be organized under the Business Corporation Law, provided that it is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency or other body, without such consent or approval first being obtained.

                                     THIRD:

    The aggregate number of shares which the Corporation shall have authority to issue is forty-seven million (47,000,000), to consist of two million (2,000,000) shares of Preferred Stock having a par value of one dollar ($1) each and forty-five million (45,000,000) shares of Common Stock having a par value of one dollar ($1) each.

                               A. PREFERRED STOCK

    (1) The Preferred Stock may be issued from time to time in one or more series. Authority is hereby expressly granted to the Board of Directors to establish and designate one or more series of Preferred Stock and to fix the variations in the relative rights, preferences and limitations of each such series, including, but not limited to, the following:

        (a) The number of shares to constitute such series and the designation of the shares of such series.

        (b) The dividends, if any, payable on such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or series of stock and whether such dividends shall be cumulative and, if so, from what dates.

        (c) Whether the shares of such series shall be subject to redemption by the Corporation or at the option of the holder or both and, if so, the times, prices and other terms and conditions of such redemption.

        (d) Whether the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund and, if so, the terms and conditions thereof.

        (e) Whether the shares of such series shall be convertible into or exchangeable for shares of any other class or series or any other securities and, if so, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange.

        (f) Whether the shares of such series shall have voting rights in addition to any voting rights provided by law and this Certificate of Incorporation and, if so, the terms of such voting rights, which may be general or limited.

        (g) The conditions, limitations or restrictions, if any, on payment of dividends or the making of distributions on, or the purchase, redemption or other acquisition of, any other stock, on the creation of indebtedness or on the issue or reissue of any additional stock.

        (h) The rights of the holders of the shares of such series upon the voluntary or involuntary liquidation, dissolution or winding up of, or upon any distribution of the assets of, the Corporation.

    (2) Shares of any series of Preferred Stock which have been purchased, redeemed (whether through the operation of a purchase, retirement or sinking fund or otherwise) or otherwise reacquired by the Corporation or which, if convertible or exchangeable, have been converted into or exchanged for shares of stock of any other class or series or any other securities, which are cancelled by the Board of Directors, shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as a part of the series of which they were originally a part or may be reissued as part of a new series of Preferred Stock to be created by the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance required by the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of Preferred Stock, by this Certificate of Incorporation or by law.

                                B. COMMON STOCK

    (1) Each share of Common Stock shall have one vote and, except as provided by law or by the resolution or resolutions providing for the issue of any series of Preferred Stock adopted by the Board of Directors as hereinabove provided, the exclusive voting power for all purposes shall be vested in the holders of Common Stock. The holders of Common Stock shall not have cumulative voting power.

    (2) In the event of any liquidation, dissolution or winding up of the Corporation, the holders of the Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation, and the amounts to which the holders of the Preferred Stock shall be entitled, to share ratably in the remaining net assets of the Corporation.

                                    FOURTH:

    Unless otherwise provided by the Board of Directors, no holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preemptive right (as such holder) to subscribe for or purchase any securities now or hereafter authorized by the Corporation, including without limitation any shares of stock of the Corporation of any class, any obligations or securities of the Corporation convertible into or exchangeable for such shares or any options, warrants or rights to acquire any of the foregoing.

                                     FIFTH:

    The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

    (1) The number of directors of the Corporation (exclusive of directors (the "Preferred Stock Directors") who may be elected by the holders of any one or more series of Preferred Stock which may at any time be outstanding, voting separately as a class or classes) shall not be less than nine nor more than twelve, the exact number to be fixed from time to time solely by resolution of the Board of Directors, acting by not less than a majority of the entire Board and to be fixed initially at nine.

    (2) The Board of Directors (exclusive of Preferred Stock Directors) shall be divided into three classes; with the term of office of one class expiring each year. At the annual meeting of stockholders in 1983, three directors of the first class shall be elected to hold office for a term expiring at the 1984 annual meeting, three directors of the second class shall be elected to hold office for a term expiring at the 1985 annual meeting and three directors of the third class shall be elected to hold office for a term expiring at the 1986 annual meeting. At each annual meeting commencing with the annual meeting of 1984, each class of directors whose term shall expire at the meeting shall be elected to hold office for a three year term and until the election and qualification of their respective successors in office. In case of any increase in the number of directors (other than Preferred Stock Directors), the number of directors in each class shall be as nearly equal as possible.

    (3) Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office for cause or other reason shall be filled solely by the Board of Directors, acting by not less than a majority of the directors then in office. Any director so chosen shall hold office until the next election of the class for which such director shall be elected and qualified (subject to any requirement of law specifically calling for an earlier vote of stockholders). No decrease in the number of directors shall shorten the term of any incumbent director.

    (4) Except as otherwise provided in Article THIRD of this certificate of incorporation with respect to the holders of any one or more series of Preferred Stock or as otherwise provided by law, special meetings of stockholders for any purpose or purposes shall be called solely by resolution of the Board of Directors, acting by not less than a majority of the entire Board, and the power of stockholders to call a special meeting is specifically denied. The place and notice of any special meeting shall be as set forth in the By-Laws. No business shall be transacted and no corporate action shall be taken other than that stated in the notice of meeting at a special meeting of stockholders.

    (5) Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, any director or the entire Board of Directors of the Corporation may be removed, but such removal shall be only for cause. At any annual meeting of the stockholders of the Corporation or at any special meeting of stockholders of the Corporation the notice of which shall state that the removal of a director or directors is among the purposes of the meeting, the holders of stock of the Corporation entitled to vote thereon, by vote of a majority of the outstanding shares thereof, may remove such director or directors for cause.

    (6) No action required to be taken or which may be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting except by unanimous written consent of all stockholders entitled to vote thereon, and the power of less than all such stockholders to consent in writing, without such a meeting, to the taking of any action is specifically denied.

    (7) Notwithstanding any other provisions of this Certificate of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, this Certificate of Incorporation or the By-Laws), the affirmative vote of the holders of not less than 75 percent of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (which shall mean 75% of the votes entitled to be cast by such shares) shall be required (i) to amend or repeal any provision of this Article FIFTH (including, without limitation, this section (7)) or (ii) to adopt any provision in this Certificate of Incorporation or the By-Laws of the Corporation which is inconsistent with any provision of this article FIFTH or (iii) in general, to adopt, amend or repeal any provision of the By-Laws of the Corporation relating to meetings of stockholders or directors (including, without limitation, voting or quorum requirements) or qualification, election or removal of directors or officers.

                                     SIXTH:

    The office of the Corporation shall be in the City of New York, in the County of New York, and State of New York.

                                    SEVENTH:

    The Secretary of the State of New York is hereby designated as the agent of the Corporation upon whom process in any action or proceeding against it may be served. The address to which the Secretary of State shall mail a copy of process in any action or proceeding against the Corporation which may be served upon him is c/o CT Corporation System, 1633 Broadway, New York, New York 10019.

                                    EIGHTH:

    The affirmative vote of the holders of not less than 75 percent of the outstanding shares of "Voting Stock" (as hereinafter defined) of the Corporation shall be required for the approval or authorization of any "Business Combination" (as hereinafter defined) of the Corporation with any Related Person (as hereinafter defined); provided, however, that the 75 percent voting requirement shall not be applicable if:

    (1) A majority of the "Continuing Directors" (as hereinafter defined) of the Corporation (a) have expressly approved in advance the acquisition of outstanding shares of Voting Stock of the Corporation that caused the Related Person to become a Related Person or (b) have approved the Business Combination prior to the Related Person involved in the Business Combination having become a Related Person; or

    (2) The Business Combination is a merger or consolidation and the cash or fair market value of the property, securities or other consideration to be received per share by holders of Common Stock of the Corporation in the Business Combination is not less than the highest per share price (with appropriate adjustments for recapitalizations and for stock splits, stock dividends and like distributions), as determined in good faith by a majority of the Continuing Directors, paid by the Related Person in acquiring any of its holdings of the Corporation's Common Stock.

For purposes of this Article EIGHTH:

        (i) The term "Business Combination" shall mean (a) any merger or consolidation of the Corporation or a subsidiary with or into a Related Person, (b) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or any other security device, of all or any "Substantial Part" (as hereinafter defined) of the assets either of the Corporation (including without limitation any voting securities of a subsidiary) or of a subsidiary, or both, to a Related Person, (c) any merger or consolidation of a Related Person with or into the Corporation or a subsidiary, (d) any sale, lease, exchange, transfer or other disposition of all or any Substantial Part of the assets of a Related Person to the Corporation or a subsidiary, (e) the issuance of any securities of the Corporation or a subsidiary to a Related Person, (f) any recapitalization that would have the effect of increasing the voting power of a Related Person, (g) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination and (h) any series of related transactions which, if taken together, would come within this definition of Business Combination.

        (ii) The term "Related Person" shall mean and include any individual, corporation, partnership or other person or entity which, together with its "Affiliates" and "Associates" (as defined on April 1, 1983 in Rule 12b-2 under the Securities Exchange Act of 1934), "Beneficially Owns" (as defined on April 1, 1983 in Rule 13d-3 under the Securities Exchange Act of 1934) in the aggregate ten percent or more of the outstanding Voting Stock of the Corporation, any Affiliate or Associate of any such individual, corporation, partnership or other person or entity and any assignee of any of the foregoing.

       (iii) The term "Substantial Part" shall mean more than 20 percent of the fair market value of the total assets of the corporation in question, as determined in good faith by a majority of the Continuing Directors, as of the end of its most recent fiscal year ending prior to the time the determination is being made.

       (iv) Without limitation, any shares of Common Stock of the Corporation that any Related Person has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, shall be deemed beneficially owned by the Related Person.

        (v) For the purposes of paragraph (2) of this Article EIGHTH, the term "other consideration to be received" shall include, without limitation, Common Stock of the Corporation retained by its existing public stockholders in the event of a Business Combination in which the Corporation is the surviving corporation.

       (vi) The term "Voting Stock" shall mean all outstanding shares of capital stock of the Corporation or another corporation entitled to vote generally in the election of directors and each reference to a proportion of shares of Voting Stock shall refer to such proportion of the votes entitled to be cast by such shares.

       (vii) The term "Continuing Director" shall mean a Director who is not an Affiliate or Associate of the Related Person and who (a) was a member of the Board of Directors of the Corporation immediately prior to the time that the Related Person involved in a Business Combination became a Related Person or
    (b) is a successor of such a Director who is recommended to succeed such a Director by a majority of the Continuing Directors then on the Board.

    The affirmative vote of the holders of not less than 75 percent of the outstanding shares of Voting Stock of the Corporation shall be required to amend or repeal any provision of this Article EIGHTH (including, without limitation, this paragraph).

                                     NINTH:

    No director shall be personally liable to the Corporation or any shareholder for damages for any breach of duty in such capacity, except if a judgment or other final adjudication adverse to the director establishes that (i) the director's acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law, (ii) the director personally gained in fact a financial profit or other advantage to which he was not legally entitled or (iii) the director's acts violated Section 719 of the Business Corporation Law of New York. If the Business Corporation Law of New York is amended after approval by the stockholders of this provision to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of directors of the Corporation shall be eliminated or limited to the fullest extent permitted by the Business Corporation Law of New York, as so amended. Neither the amendment nor repeal of this Article NINTH, nor the adoption of any provision of this Certificate of Incorporation or the By-Laws of the Corporation or of any statute inconsistent with this Article NINTH, shall eliminate or reduce the effect of this Article NINTH in respect of any acts or omissions occurring prior to such amendment, repeal or adoption of an inconsistent provision.

    4. The amendments and restatement referred to herein were duly authorized by the vote of the Board of Directors of the Corporation, followed by the affirmative vote of the holders of a majority of all outstanding shares entitled to vote thereon at the Corporation's Annual Meeting of Shareholders duly called and held on May 12, 1995.

    IN  WITNESS WHEREOF, we have signed  this Certificate on the     day of May,
1995, and we affirm that the statements contained herein are true under penalties of perjury.

                                           ------------------------------------
                                           President

                                           ------------------------------------
                                           Secretary

[SEAL]

                                                                       EXHIBIT B

                                WILLCOX & GIBBS
                           1988 STOCK INCENTIVE PLAN
               (As Amended and Restated effective March 16, 1995)

SECTION 1.  PURPOSE.

    The purposes of the Willcox & Gibbs 1988 Stock Incentive Plan (the "Plan") are (i) to enable Willcox & Gibbs, Inc. (the "Company") and Related Companies (as defined below) to attract and retain employees who contribute to the Company's success by their ability, ingenuity and industry, and to enable such employees to participate in the long-term success and growth of the Company by giving them an equity interest in the Company, and (ii) to enable the Company to pay part of the compensation of its Outside Directors (as defined in Section 5.2) in options to purchase the Company's Common Stock, thereby increasing such directors' proprietary interest in the Company. For purposes of the Plan, a "Related Company" means any corporation, partnership, joint venture or other entity in which the Company owns, directly or indirectly, at least a 20% beneficial ownership interest.

SECTION 2.  TYPES OF AWARDS.

    2.1 Awards under the Plan may be in the form of (i) Stock Options; (ii) Stock Appreciation Rights; (iii) Restricted Stock; (iv) Deferred Stock; (v) Loans; and/or (vi) Tax Offset Payments.

    2.2 An eligible officer or employee may be granted one or more types of awards, which may be independent or granted in tandem. If two awards are granted in tandem the award holder may exercise (or otherwise receive the benefit of) one award only to the extent he or she relinquishes the tandem award.

SECTION 3.  ADMINISTRATION.

    3.1 The Plan shall be administered by the Executive Compensation Committee of the Company's Board of Directors (the "Board") or such other committee of directors as the Board shall designate (the "Committee"), which shall consist of not less than three disinterested persons (as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule) who shall serve at the pleasure of the Board. The Chairman of the Board of the Company shall not be appointed to the Committee unless the Company has determined, with the advice of counsel, that he is disinterested.

    3.2 The Committee shall have the following authority with respect to awards under the Plan to officers (including the Chairman of the Board) and employees: to grant awards to eligible officers or employees under the Plan; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall deem advisable; to interpret the terms and provisions of the Plan and any award granted under the Plan; and to otherwise supervise the administration of the Plan. In particular, and without limiting its authority and powers, with respect to awards to officers and employees, the Committee shall have the authority:

    (a) to determine whether and to what extent any award or combination of awards will be granted hereunder, including whether any awards will be granted in tandem with each other;

    (b) to select the officers or employees to whom awards will be granted;

    (c) to determine the number of shares of the common stock of the Company (the "Stock") to be covered by each award granted hereunder;

    (d) to determine the terms and conditions of any award granted hereunder, including, but not limited to, any vesting or other restrictions based on performance and such other factors as the Committee may determine, and to determine whether the terms and conditions of the award are satisfied;

    (e) to determine the treatment of awards upon an award holder's  retirement,
       disability,   death,  termination  for  cause  or  other  termination  of employment or service;

    (f) to determine pursuant to a formula or otherwise the fair market value of the Stock on a given date; provided, however, that if the Committee fails to make such a determination, fair market value shall mean the closing sale price of the Stock on a given date;

    (g) to determine that amounts equal to the amount of any dividends declared with respect to the number of shares covered by an award (i) will be paid to the award holder currently or (ii) will be deferred and deemed to be reinvested or (iii) will otherwise be credited to the award holder, or that the award holder has no rights with respect to such dividends;

    (h) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an award will be deferred either automatically or at the election of an award holder, including providing for and determining the amount (if any) of deemed earnings on any deferred amount during any deferral period;

    (i) to provide that the shares of Stock received as a result of an award shall be subject to a right of first refusal, pursuant to which the holder shall be required to offer to the Company any shares that he or she wishes to sell, subject to such terms and conditions as the Committee may specify;

    (j) to amend the terms of any award, prospectively or retroactively; provided, however, that no amendment shall impair the rights of the award holder without his or her consent; and

    (k) to substitute new Stock Options for previously granted Stock Options, or for options granted under other plans, in each case including previously granted options having higher option prices.

    3.3 With respect to awards to Outside Directors (other than awards to the Chairman of the Board granted pursuant to Section 3.2), the Committee shall have authority to interpret the Plan; to adopt, amend, and rescind administrative regulations to further the purposes of the Plan; and to take any other action necessary to the proper operation of the Plan. However, the Committee shall have no discretion to vary the amount or terms of awards as set forth in Section 14, except as provided in Section 4.3.

    3.4 All determinations made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

    3.5 The Committee may from time to time delegate to one or more officers of the Company any or all of its authorities granted hereunder except with respect to awards granted to persons subject to Section 16 of the Securities Exchange Act of 1934. The Committee shall specify the maximum number of shares that the officer or officers to whom such authority is delegated may award.

SECTION 4.  STOCK SUBJECT TO PLAN.

    4.1 The total number of shares of Stock reserved and available for distribution under the Plan shall be 2,266,667 (subject to adjustment as provided below). Such shares may consist of authorized but unissued shares or treasury shares. The exercise of a Stock Appreciation Right for cash or the payment of any other award in cash shall not count against this share limit. Options with respect to more than 300,000 shares shall not be granted to any officer or employee in any calendar year.

    4.2 To the extent a Stock Option terminates without having been exercised, or an award terminates without the award holder having received payment of the award, or shares awarded are forfeited, the shares subject to such award shall again be available for distribution in connection with future awards under the Plan regardless of whether the forfeiting participant received any benefits of ownership such as dividends from the forfeited award. At no time will the number of shares issued under the Plan plus the number of shares estimated by the Committee to be ultimately issued with respect to outstanding awards under the Plan exceed the number of shares authorized under Section 4.1. If the Committee's estimate of the number of shares to be issued with respect to an award is greater than the number of shares actually issued with respect thereto, such excess number of shares shall again be available in connection with future awards under the Plan.

    4.3 In the event of any merger, reorganization, consolidation, sale of substantially all assets, recapitalization, Stock dividend, Stock split, spin-off, split-up, split-off, distribution of assets or other change in corporate structure affecting the Stock, a substitution or adjustment, as may be determined to be appropriate by the Committee in its sole discretion, may be made in the aggregate number of shares reserved for issuance under the Plan, the limitations on individual awards, the number of shares subject to outstanding awards and the amounts to be paid by award holders or the Company, as the case may be, with respect to outstanding awards; provided, however, that no such adjustment shall increase the aggregate value of any outstanding award. In the event any change described in this Section 4.3 occurs and an adjustment is made in the outstanding Stock Options, a similar adjustment shall be made in the number and terms of Stock Options granted and to be granted to Outside Directors under Section 14.

SECTION 5.  ELIGIBILITY.

    5.1 Officers (including the Chairman of the Board) and other employees of the Company or a Related Company are eligible to be granted awards under the Plan. Except as provided in Section 5.2, Outside Directors other than any Outside Director serving as Chairman of the Board are not eligible to be granted awards under the Plan. The officer and employee participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible.

    5.2 Awards under Section 14 of the Plan shall be made solely to Outside Directors, which term shall mean (i) for purposes of Initial Options granted under Section 14.1, any director of the Company other than one who is an officer or employee of the Company or a Related Company, and (ii) for purposes of Annual Options granted under Section 14.2, any director of the Company other than one who is an officer or employee of the Company, a Related Company, or Rexel, S.A. ("Rexel").

SECTION 6.  STOCK OPTIONS.

    6.1 The Stock Options awarded to officers and employees under the Plan may be of two types: (i) Incentive Stock Options within the meaning of Section 422A of the Internal Revenue Code or any successor provision thereto; and (ii) Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

    6.2 Subject to the following provisions, Stock Options awarded to officers and employees under the Plan shall be in such form and shall have such terms and conditions as the Committee may determine:

    (a) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee; provided, however, that to the extent required to satisfy the exemption requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor rule), the option price of Stock Options granted to persons subject to Section 16 of the Securities Exchange Act of 1934, shall not be less than 50% of the fair market value of the Stock on the date of the award of the Stock Option.

    (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee.

    (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time in whole or in part.

    (d) METHOD OF EXERCISE. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such manner as the Committee may provide in the award, which may include cash (including cash equivalents), delivery of shares of Stock already owned by the optionee or subject to awards hereunder, any other manner permitted by law determined by the Committee, or any combination of the foregoing. The Committee may provide that all or part of the shares received upon the exercise of a Stock Option which are paid for using Restricted Stock or Deferred Stock shall be restricted or deferred in accordance with the original terms of the award in question.

    (e) NO STOCKHOLDER RIGHTS. An optionee shall have neither rights to dividends or other rights of a stockholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid for such shares.

    (f) SURRENDER RIGHTS. The Committee may provide that options may be surrendered for cash upon any terms and conditions set by the Committee.

    (g) NON-TRANSFERABILITY. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution. During the optionee's lifetime, all Stock Options shall be exercisable only by the optionee.

    (h) TERMINATION OF EMPLOYMENT. If an optionee's employment with the Company or a Related Company terminates by reason of death, disability, retirement, voluntary or involuntary termination or otherwise, the Stock Option shall be exercisable to the extent determined by the Committee. The Committee, may provide that, notwithstanding the option term fixed pursuant to Section 6.2(b), a Stock Option which is outstanding on the date of an optionee's death shall remain outstanding for an additional period after the date of such death.

    6.3 Notwithstanding the provisions of Section 6.2, no Incentive Stock Option shall (i) have an option price which is less than 100% of the fair market value of the Stock on the date of the award of the Stock Option, (ii) be exercisable more than ten years after the date such Incentive Stock Option is awarded or (iii) be awarded more than ten years after the effective date of this restatement of the Plan.

SECTION 7.  STOCK APPRECIATION RIGHTS.

    7.1 A Stock Appreciation Right awarded to an officer or employee shall entitle the holder thereof to receive payment of an amount, in cash, shares of Stock or a combination thereof, as determined by the Committee, equal in value to the excess of the fair market value of the shares as to which the award is granted on the date of exercise over an amount specified by the Committee. Any such award shall be in such form and shall have such terms and conditions as the Committee may determine.

    7.2 The Committee may provide that a Stock Appreciation Right awarded to an officer or employee may be exercised only within the 60-day period following occurrence of a Change of Control (as defined in Section 16.2). Unless the Committee provides otherwise, in the event of a Change of Control the amount to be paid upon an officer or employee's exercise of a Stock Appreciation Right shall be based on the Change of Control Price (as defined in Section 16.3).

SECTION 8.  RESTRICTED STOCK.

    Subject to the following provisions, all awards of Restricted Stock to officers and employees shall be in such form and shall have such terms and conditions as the Committee may determine:

    (a) The Restricted Stock award shall specify the number of shares of Restricted Stock to be awarded, the price, if any, to be paid by the recipient of the Restricted Stock and the date or dates on which, or the conditions upon the satisfaction of which, the Restricted Stock will vest. The vesting of Restricted Stock may be unconditional or may be conditioned upon the completion of a specified period of service with the Company or a Related Company, upon the attainment of specified performance goals or upon such other criteria as the Committee may determine.

    (b) Stock certificates representing the Restricted Stock awarded to an officer or employee shall be registered in the recipient's name, but the Committee may direct that such certificates be held by the Company on behalf of the recipient. Except as may be permitted by the Committee, no share of Restricted Stock may be sold, transferred, assigned, pledged or otherwise encumbered by the recipient until such share has vested in accordance with the terms of the

       Restricted Stock award. At the time Restricted Stock vests, a certificate for such vested shares shall be delivered to the officer or employee (or his or her designated beneficiary in the event of death), free of all restrictions.

    (c) The Committee may provide that the officer or employee shall have the right to vote or receive dividends on Restricted Stock. The Committee may provide that Stock received as a dividend on, or in connection with a stock split of, Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

    (d) Except as may be provided by the Committee, in the event of an officer's or employee's termination of employment before all of his or her Restricted Stock has vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of Restricted Stock which have not vested shall be forfeited, and the Committee may provide that (i) any purchase price paid by the officer or employee shall be returned to the employee or (ii) a cash payment equal to the Restricted Stock's fair market value on the date of forfeiture, if lower, shall be paid to the officer or employee.

    (e) The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, any or all of the officer's or employee's Restricted Stock.

SECTION 9.  DEFERRED STOCK AWARDS.

    Subject to the following provisions, all awards of Deferred Stock to officers and employees shall be in such form and shall have such terms and conditions as the Committee may determine:

    (a) The Deferred Stock award shall specify the number of shares of Deferred Stock to be awarded to any recipient and the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and the period, if any, during which the award is subject to forfeiture. The Committee may condition the award of Deferred Stock, or receipt of Stock or cash at the end of the Deferral Period, upon the attainment of specified performance goals or such criteria as the Committee may determine.

    (b) Except as may be permitted by the Committee, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period.

    (c) At the expiration of the Deferral Period, the recipient (or his or her designated beneficiary in the event of death) shall receive (i) certificates for the number of shares of Stock equal to the number of shares covered by the Deferred Stock award, (ii) cash equal to the fair market value of such Stock or (iii) a combination of shares and cash, as the Committee may determine.

    (d) Except as may be provided by the Committee, in the event of an officer's or employee's termination of employment before the end of the Deferral Period, his or her Deferred Stock award shall be forfeited.

    (e) The Committee may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, Stock or cash under a Deferred Stock award.

SECTION 10.  LOANS.

    The Committee may provide that the Company shall make, or arrange for, a loan or loans to an officer or employee with respect to the exercise of any Stock Option awarded under the Plan, with respect to the payment of the purchase price, if any, of any Restricted Stock awarded hereunder or with respect to any taxes arising from an award hereunder, PROVIDED, HOWEVER, that the Company shall not loan to an officer or employee more than the excess of the purchase or exercise price of an award (together with the amount of any taxes arising from such award) over the par value of any shares of Stock awarded. The Committee shall have full authority to decide whether a loan will be made hereunder and to determine the amount, term and provisions of any such loan, including the interest rate to be charged, whether the loan will be with or without recourse against the borrower, any security for the loan, the terms on which the loan is to be repaid and the conditions, if any, under which the loan may be forgiven.

SECTION 11.  TAX OFFSET PAYMENTS.

    The Committee may provide for a Tax Offset Payment by the Company to an officer or employee in an amount specified by the Committee, which shall not exceed the amount necessary to pay the federal, state, local and other taxes payable with respect to any award and receipt of the Tax Offset Payment assuming the officer or employee is taxed at the maximum tax rate applicable to such income. The Tax Offset Payment may be paid in cash, Stock or a combination thereof, as determined by the Committee.

SECTION 12.  ELECTION TO DEFER AWARDS.

    The Committee may permit an officer or employee to elect to defer receipt of an award for a specified period or until a specified event, upon such terms as are determined by the Committee.

SECTION 13.  TAX WITHHOLDING.

    13.1 Each Outside Director, officer or employee shall, no later than the date as of which the value of an award first becomes includible in such person's gross income for applicable tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, local or other taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company (and, where applicable, any Related Company), shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Outside Director, officer or employee.

    13.2 To the extent permitted by the Committee, and subject to such terms and conditions as the Committee may provide, an officer or employee may elect to have the withholding tax obligation, or any additional tax obligation with respect to any awards hereunder, satisfied by (i) having the Company withhold shares of Stock otherwise deliverable to such person with respect to the award or (ii) delivering to the Company shares of unrestricted Stock.

SECTION 14.  STOCK OPTIONS FOR OUTSIDE DIRECTORS.

    14.1 Each person who is an Outside Director at the close of the 1993 Annual Meeting of Stockholders shall be granted as of such date a Stock Option to purchase 10,000 shares of common stock of the Company (an "Initial Option"). Each person who becomes an Outside Director after such date shall be granted, as an Initial Option as of the date of his or her election as an Outside Director, a Stock Option to purchase 10,000 shares of common stock of the Company.

    14.2 At the close of each annual meeting of stockholders commencing with the 1995 annual meeting, (or in the case of a person who subsequently becomes an Outside Director, commencing with the annual meeting following the grant of such person's Initial Option), if the Company's earnings per share (as certified by the Company's independent auditors) for the immediately preceding fiscal year exceed 110% of the Company's earnings per share (as certified by the Company's independent auditors) for the fiscal year prior thereto, each Outside Director other than the Chairman of the Board for the preceding year shall be granted an option to purchase 2,500 shares of Common Stock and any Outside Director who served as Chairman of the Board for the preceding year shall be granted an option to purchase 5,000 shares of Common Stock. In the event the Chairman of the Board served in such position for less than the entire preceding year, he shall receive a pro rata portion of the option to purchase 5,000 shares of Common Stock for the portion of the preceding year in which he served as Chairman of the Board, and a pro rata portion of the option to purchase 2,500 shares of Common Stock for the portion of the preceding year in which he served as a non-Chairman Outside Director. Each option granted pursuant to this Section
14.2 shall be referred to as an "Annual Option".

    14.3 Stock Options granted under this Section 14 shall be Non-Qualified Stock Options and shall have the following terms and conditions:

    (a) OPTION PRICE. The option price per share of Stock purchasable under the Stock Option shall be equal to the average of the high and low sale price of the Stock on the date the Stock Option is granted.

    (b) OPTION TERM. The term of the Stock Option shall be ten years, subject to earlier termination in the event of termination of service as a director, as set forth in paragraph (e) below, and subject to earlier or later termination in the event of the director's death, as set forth in paragraph (f) below.

    (c) EXERCISABILITY. Each Initial Option shall become exercisable with respect to 20% of the underlying shares on the first anniversary of the date immediately following the date of grant, and an additional 20% on each subsequent anniversary thereof, provided that the optionee is a director of the Company on such date. Each Annual Option shall become fully exercisable, in whole or in part, on the last business day before the annual meeting which follows the grant of such option, provided the optionee is a director of the Company on such date. Notwithstanding the preceding two sentences, in the event of a Change of Control (as defined in Section 16), each Stock Option granted under this Section 14 shall become fully exercisable and vested.

    (d) METHOD OF EXERCISE. The Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in cash (including cash equivalents) or by delivery of shares of Stock already owned by the optionee for at least six months, or any combination of the foregoing. Shares delivered upon payment of the exercise price shall be valued at the average of the high and low sale prices on the date of exercise.

    (e) TERMINATION OF SERVICE AS DIRECTOR. If an optionee's status as a director of the Company is terminated for cause (as defined below), such director's Stock Options shall terminate on the date of such termination of service. If an optionee's status as a director is terminated for any reason other than death or termination for cause, such director's Stock Options may be exercised only within three months of such termination of service, and only to the extent such Stock Options were exercisable on the date of such termination of service. For purposes of this paragraph, termination for cause shall mean termination on account of any act of fraud or intentional misrepresentation, embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Related Company.

    (f) DEATH OF OPTIONEE. If an optionee's status as a director of the Company is terminated by reason of the optionee's death, such director's Stock Options may be exercised by his or her legal representatives only within 12 months following the director's death and only to the extent such Stock Options were exercisable on the date of such death.

    (g) NON-TRANSFERABILITY. No Stock Option shall be transferable by the optionee other than by will or by the laws of descent and distribution. During the optionee's lifetime, all Stock Options shall be exercisable only by the optionee.

    (h) NO STOCKHOLDER RIGHTS. An optionee shall have neither rights to dividends nor other rights of a stockholder with respect to shares subject to a Stock Option until the optionee has given written notice of exercise and has paid for such shares.

    (i) LIMITED STOCK APPRECIATION RIGHTS. Each Stock Option under this Section 14 shall be granted in tandem with a Limited Stock Appreciation Right which may be exercised only within the 60-day period following a Change of Control (as defined in Section 16.2) and upon exercise shall entitle the holder to receive payment, for each share as to which the Limited Stock Appreciation Right is exercised, of an amount equal in value to the excess of the Change of Control Price (as defined in Section 16.3) over the exercise price of the related Stock Option. Such Limited Stock
       Appreciation Right shall be payable in cash, except that if a cash payment would be subject to disgorgement under Section 16(b) of the Securities Exchange Act of 1934, such Limited Stock Appreciation Right shall be payable in shares of Stock.

SECTION 15.  AMENDMENTS AND TERMINATION.

    The Board may discontinue the Plan at any time and may amend it from time to time. No amendment or discontinuation of the Plan shall adversely affect any award previously granted without the award holder's written consent. The provisions of Section 14 shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Amendments may be made without stockholder approval except as required to satisfy Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor rule) or other regulatory requirements.

SECTION 16.  CHANGE OF CONTROL.

    16.1 In the event of a Change of Control, unless otherwise determined by the Committee at the time of grant or by amendment (with the holder's consent) of such grant:

    (a) all outstanding Stock Options and all outstanding Stock Appreciation Rights awarded under the Plan shall become fully exercisable and vested;

    (b) the restrictions and deferral limitations applicable to any outstanding Restricted Stock and Deferred Stock awards under the Plan shall lapse and such shares and awards shall be deemed fully vested; and

    (c) to the extent the cash payment of any award is based on the fair market value of Stock, such fair market value shall be the Change of Control Price.

    16.2 A "Change of Control" shall be deemed to occur on:

    (a) the date that any person or group deemed a person under Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, (other than the Company and its subsidiaries as determined immediately prior to that date, an employee benefit plan of the Company or its subsidiaries, or Rexel and its affiliates) in a transaction or series of transactions has become the beneficial owner, directly or indirectly (with beneficial ownership determined as provided in Rule 13d-3, or any successor rule, under such Act) of 25% or more of the outstanding securities of the Company ("Voting Securities") having the right under ordinary circumstances to vote at an election of the Board;

    (b) the date on which one-third or more of the members of the Board shall consist of persons other than Current Directors (for these purposes, a "Current Director" shall mean any member of the Board as of the effective date of the Plan, any Rexel Nominee (as defined in the Investment Agreement, dated as of November 12, 1992, among the Company, Rexel and International Technical Distributors, Inc., as amended from time to time) and any successor of a Current Director whose nomination or election has been approved by a majority of the Current Directors then on the Board); or

    (c) the date of approval by the stockholders of the Company of an agreement providing for (A) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, would not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all stockholders of the corporation issuing cash or securities in the merger or consolidation would be entitled in the election of directors or where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the merger or consolidation or (B) the sale or other disposition of all or substantially all the assets of the Company.

    16.3 "Change of Control Price" means the highest price per share paid in any transaction reported on the New York Stock Exchange Composite Tape, or paid or offered in any transaction related to a Change of Control at any time during the 90-day period ending with the Change of

Control. Notwithstanding the foregoing sentence, in the case of Stock Appreciation Rights granted in tandem with Incentive Stock Options, the Change of Control Price shall be the highest price paid on the date on which the Stock Appreciation Right is exercised.

SECTION 17.  GENERAL PROVISIONS.

    17.1 Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body or (iii) an agreement by the recipient of an award with respect to the disposition of Stock is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such award or the issuance, purchase or delivery of Stock thereunder, such award shall not be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

    17.2 Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements. Neither the adoption of the Plan nor any award hereunder shall confer upon any employee of the Company, or of a Related Company, any right to continued employment, and no award shall confer upon any Outside Director any right to continued service as a director.

    17.3 Determinations by the Committee under the Plan relating to the form, amount, and terms and conditions of awards need not be uniform, and may be made selectively among persons who receive or are eligible to receive awards under the Plan, whether or not such persons are similarly situated.

    17.4 No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 18.  EFFECTIVE DATE OF PLAN.

    The Plan shall be effective on November 15, 1988, subject to approval by the Company's stockholders. The amendment increasing the number of shares to 2,266,667 shall be effective May 13, 1994, and this amendment and restatement of the Plan shall be effective on March 16, 1995, in each case subject to approval by the Company's stockholders.

WILLCOX & GIBBS, INC.

     Solicited by the Board of Directors for use at the Annual Meeting of Stockholders of Willcox & Gibbs, Inc - May 12, 1995, at 11:00 A.M. at The University Club, One West 54th Street, New York, New York.

     The undersigned hereby appoints Jon O. Fullerton, Steven M. Hitt and Alain C. Viry, and any one or all of them, attorneys and proxies, with full power of substitution and revocation in each, for and on behalf of the undersigned, and with all the powers the undersigned would possess if personally present, to vote at the above Annual Meeting and any adjournments thereof all shares of stock that the undersigned would be entitled to vote at such meeting.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

PLEASE MARK ON THE REVERSE SIDE AND RETURN PROMPTLY.

/x/

PLEASE MARK
YOUR CHOICES
LIKE THIS

- -------
COMMON

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN ITEM 1 AND "FOR" APPROVAL OF ITEMS 2, 3, 4 AND 5.


Item 1: Election of Messrs. List, Viry and Sokolow as Class III Directors. Withheld for the following only:
(Write the name of the nominee(s) in the space provided)

FOR all Nominees / /     Withheld for all Nominees / /


Item 2: Approval of the Name Change Amendment to change the name of the Company to Rexel, Inc.

FOR / /     AGAINST / /     ABSTAIN / /


Item 3: Approval of the Common Stock Amendment to increase the number of authorized shares of Common Stock from 35,000,000 to 45,000,000.

FOR / /     AGAINST / /     ABSTAIN / /


Item 4: Approval of amending and restating the Certificate of Incorporation to reflect the amendments in Items 2 and 3, if approved by the stockholders, and otherwise to eliminate or revise certain outdated provisions.

FOR / /     AGAINST / /     ABSTAIN / /


Item 5: Approval of the amended and restated 1988 Stock Incentive Plan.

FOR / /     AGAINST / /     ABSTAIN / /



In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED "FOR ALL NOMINEES" IN ITEM 1 AND "FOR" APPROVAL OF ITEMS 2, 3, 4 AND 5.

WILL ATTEND
   / /


Date
- --------------------------------------------

Signature
- --------------------------------------------

Signature
- --------------------------------------------

Please mark, date and sign as your name appears hereon and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.